                                  SCHEDULE 14A
                                 (Rule 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934
                           (Amendment No.          )

       Filed by Registrant  [x]

       Filed by a Party other than the Registrant  [ ]

       Check the appropriate box:

       [ ]    Preliminary Proxy Statement


       [x]    Definitive Proxy Statement


                           COLLEGIATE PACIFIC INC.
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              (Name of Registrant as Specified In Its Charter)

                BOARD OF DIRECTORS OF COLLEGIATE PACIFIC INC.
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                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

       [x]    No fee required.

       [ ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
and 0-11.

       (1)    Title of each class of securities to which transaction applies:

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       (2)    Aggregate number of securities to which transactions applies:

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       (3)    Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:(1)

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       (4)    Proposed maximum aggregate value of transaction:

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       (5)    Total Fee Paid:

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       [ ]    Fee paid previously with preliminary materials:

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       [ ]    Check box if any part of the fee is offset as provided by
Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       (1)    Amount Previously Paid:

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       (2)    Form, Schedule or Registration Statement No:

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       (3)    Filing Party:

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       (4)    Date Filed:

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(1) Set forth the amount on which the filing fee is calculated and state how it was determined.

                            COLLEGIATE PACIFIC INC.


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD DECEMBER 11, 1998



       As a stockholder of Collegiate Pacific Inc. (the "Company"), you are hereby given notice of and invited to attend in person or by proxy the Annual Meeting of Stockholders of the Company (the "Annual Meeting") to be held at the offices of Collegiate Pacific Inc., 13950 Senlac, Suite 200, Farmers Branch, Texas 75235, on Friday, December 11, 1998, at 10:00 a.m., local time, for the following purposes:


       1.     To elect six directors for one-year terms;

       2.     To approve the 1998 Collegiate Pacific Inc. Stock Option Plan;

       3.     To reincorporate the Company under the laws of Delaware;

       4. To transact such other business as may properly come before the Annual Meeting and any adjournment thereof.


       The Board of Directors has fixed the close of business on November 18, 1998 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and any adjournment thereof. Only stockholders of record at the close of business on the record date are entitled to notice of and to vote at the Annual Meeting. The transfer books of the Company will not be closed.


       YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. HOWEVER, WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING, MANAGEMENT DESIRES TO HAVE THE MAXIMUM REPRESENTATION AT THE ANNUAL MEETING AND RESPECTFULLY REQUESTS THAT YOU DATE, EXECUTE AND MAIL PROMPTLY THE ENCLOSED PROXY IN THE ENCLOSED STAMPED ENVELOPE FOR WHICH NO ADDITIONAL POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. A proxy may be revoked by a stockholder any time prior to its use as specified in the enclosed proxy statement.

                                           By Order of the Board of Directors


                                           MICHAEL J. BLUMENFELD,
                                           President and Chief
                                           Executive Officer


Farmers Branch, Texas
November 20, 1998


                            YOUR VOTE IS IMPORTANT.
                     PLEASE EXECUTE AND RETURN PROMPTLY THE
        ENCLOSED PROXY CARD IN THE POSTAGE PAID ENVELOPE PROVIDED HEREIN.

                            COLLEGIATE PACIFIC INC.
                                  13950 Senlac
                                   Suite 200
                          Farmers Branch, Texas  75235

                                 _____________

                                PROXY STATEMENT

                                 _____________


                     FOR THE ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD DECEMBER 11, 1998


                                 _____________

TO OUR STOCKHOLDERS:


       This Proxy Statement is furnished to stockholders of Collegiate Pacific Inc. (the "Company") for use at the Annual Meeting of Stockholders to be held at the offices of Collegiate Pacific Inc., 13950 Senlac, Suite 200, Farmers Branch, Texas 75235, on Friday, December 11, 1998, at 10:00 a.m., local time, or at any adjournment or adjournments thereof (the "Annual Meeting"). The enclosed proxy is being solicited by the Board of Directors of the Company (the "Board") and is subject to revocation at any time prior to the voting of the proxy. Unless a different choice is indicated, all duly executed proxies received by the Company will be voted in accordance with the instructions set forth on the back side of the proxy card. The record of stockholders entitled to vote at the Annual Meeting was taken at the close of business on November 18, 1998 (the "Record Date"). This Proxy Statement and the enclosed proxy card are being sent or given to stockholders on or about November 20, 1998.


                 VOTING PROCEDURES AND REVOCABILITY OF PROXIES

       The accompanying proxy card is designed to permit each stockholder of record at the close of business on the Record Date to vote with respect to the election of directors, the adoption of the 1998 Collegiate Pacific Inc. Stock Option Plan, the reincorporation of the Company under Delaware law, and on any other proposal properly brought before the Annual Meeting. The proxy card provides space for a stockholder to (a) vote in favor of or to withhold voting for each nominee for the Board, (b) vote for or against each proposal to be considered at the Annual Meeting, or (c) abstain from voting on any proposal other than the election of directors. The election of the directors will be decided by a plurality of the votes cast at the Annual Meeting by the holders of the Common Stock. For all matters, the affirmative vote of a majority of the votes present or represented by proxy and entitled to be cast at the Annual Meeting by holders of the Common Stock is required to take stockholder action.

       The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the votes entitled to be cast by all holders of the Common Stock will constitute a quorum for the transaction of business at the Annual Meeting. If a quorum is not present, in person or by proxy, the Annual Meeting may be adjourned from time to time until a quorum is obtained. In the case of any meeting called for the election of directors, those who attend the second such adjourned meetings, although less than a majority, shall constitute a quorum for the purpose of electing directors. Shares as to which authority to vote has been withheld with respect to any matter brought to a vote before the stockholders will not be counted as a vote in favor of such matter. Abstentions and broker nonvotes will be counted for purposes of determining the presence or absence of a quorum for the transaction of business. With respect to all matters other than the election of directors, an abstention will have the same effect as a vote against any specified proposal. Stockholders are urged to sign the accompanying proxy card and return it promptly.


       When a signed proxy card is returned with choices specified with respect to voting matters, the shares represented will be voted by the proxies designated on the proxy card in accordance with the stockholder's instructions. The proxies for the stockholders are Michael J. Blumenfeld and Jeff Davidowitz. A stockholder wishing to name another person as his or her proxy may do so by crossing out the names of the designated proxies and inserting the name of such other person to act as his or her proxy. In that case, it will be necessary for the stockholder to sign the proxy card and deliver it to the person named as his or her proxy and for the person so named to be present and vote at the Annual Meeting. Proxy cards so marked should not be mailed to the Company.


       If a signed proxy card is returned and the stockholder has made no specifications with respect to voting matters, the shares will be voted (a) for the election of the nominees for director, (b) for adopting the stock option plan, (c) for the reincorporation of the Company under Delaware law, and (d) at the discretion of the proxies on any other matter that may properly come before the Annual Meeting or any adjournment of the Annual Meeting. Valid proxies will be voted at the Annual Meeting and at any adjournment of the Annual Meeting in the manner specified.

       Any stockholder giving a proxy has the unconditional right to revoke it at any time before it is voted by any act inconsistent with the proxy, including notifying the Secretary of the Company in writing, executing a subsequent proxy or personally appearing at the Annual Meeting and casting a contrary vote. However, no revocation will be effective unless notice of such revocation has been received by the Company at or prior to the Annual Meeting.

       Michael J. Blumenfeld, President and Chief Executive Officer, intends to vote in favor of all proposals and owns sufficient shares to pass all proposals without the votes of any other shareholders.

       The total issued and outstanding shares of common stock, $.01 par value per share (the "Common Stock"), as of September 24, 1998 consisted of 17,016,833 shares.

                    MATTERS TO BE BROUGHT BEFORE THE MEETING

PROPOSAL ONE - ELECTION OF DIRECTORS

       Six persons, Michael J. Blumenfeld, Arthur J. Coerver, Jeff Davidowitz, Robert W. Philip, William H. Watkins, Jr., and Harvey Rothenberg are nominated to be elected as directors at the Annual Meeting. Messrs. Blumenfeld, Coerver, Davidowitz, Philip and Watkins are currently directors. If elected, each of these directors will hold office until the next annual meeting of stockholders or until his successor is duly elected and qualified. The election of directors will be decided by a plurality of the votes entitled to be cast at the meeting by holders of the Common Stock. The nominees have consented to serve if elected, but, if the nominees become unable to serve, the persons named as proxies may exercise their discretion to vote for a substitute nominee. Management has no reason to believe that any nominee will be unable to serve.


       Other nominations for election to the Board may be made by the Board, or by any stockholder or shareholder representing at least ten percent of the votes which all shareholders of the corporation are entitled to cast.



       Mr. Rothenberg is 56 years old, and joined the Company in February 1998 as Executive Vice President, National Sales Manager. From 1975 to 1998, Mr. Rothenberg was Vice President of Sales of Sport Supply Group, Inc., a public company engaged in the direct mail marketing of sports related equipment. For information regarding each of the other nominees for director, see "Management".






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
                   THE BOARD URGES STOCKHOLDERS TO VOTE "FOR"
               EACH OF THE NOMINEES FOR DIRECTOR SET FORTH ABOVE

PROPOSAL TWO - APPROVAL OF 1998 COLLEGIATE PACIFIC INC. STOCK OPTION PLAN

STOCK OPTION PLAN


       The Company's success is largely dependent upon the efforts of its key employees as well as its directors and consultants. In order to continue to attract, motivate and retain outstanding key employees, the Board of Directors believes it is essential to provide compensation incentives that are competitive with those provided by other companies. In addition, the Board of Directors believes it is important to further the identity of interests of key employees with those of the stockholders by encouraging ownership of the Company's Common Stock. Accordingly, the Board of Directors has adopted the 1998 Collegiate Pacific Inc. Stock Option Plan, as amended (the "Option Plan"), which is attached as Exhibit A.


       The Drug Screening Systems, Inc. Stock Option Plan of 1994 (the "1994 Plan") presently states that up to a maximum of 500,000 shares of Common Stock are available for awards of incentive stock options to key employees and nonqualified stock options to key employees and directors of, and consultants to, the Company. As of November 2, 1998, options to purchase 320,000 shares of Common Stock had been granted pursuant to the 1994 Plan and had not expired.
No further grants of options will be made under the 1994 Plan, and the 1994 Plan will be terminated upon adoption of the Option Plan.


       The Option Plan will enable the Company to deduct for federal income tax purposes compensation that results when certain employees exercise nonqualified stock options to the extent the compensation exceeds $1 million if, and only if, the stockholders approve the Option Plan. This requirement is in response to
Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code").
Section 162(m) of the Code generally provides that a publicly held corporation's deduction for compensation paid to its chief executive officer or one of its next four highest compensated officers (these five individuals are defined in Section 162(m) of the Code as "covered employees") is limited to $1 million per year, subject to certain exceptions. One of these exceptions is for "performance-based" compensation, which includes compensation under stock options plans if certain requirements are met. In order for the Option Plan to qualify under the "performance-based" compensation exception to the deductibility limits of Section 162(m) of the Code in the future, the stockholders must approve the Option Plan. Stockholder approval is also requested in order for "incentive stock options" issued under the Option Plan to qualify under Section 422 of the Code.


       The following is a summary of certain major provisions of the Option
Plan:

General


       Under the Option Plan, options covering shares of Common Stock are granted to key employees and directors of, and consultants to, the Company. The options are intended to qualify either as incentive stock options ("ISOs") pursuant to Section 422 of the Code, or will constitute nonqualified stock options ("NQSOs"). Options may be granted at any time prior to December 10, 2008. Provided the stockholders approve the Option Plan, a maximum of 2,000,000 shares of Common Stock (subject to adjustment to prevent dilution) would be available for issuance under the Option Plan.


Administration

       The Option Plan will be administered by the Stock Option Committee, comprised of two non-employee directors (the "Stock Option Committee"). The Option Plan provides that the Stock Option Committee has full and final authority to select the key employees, directors and consultants to whom awards are granted, the number of shares of Common Stock with respect to each option awarded, the exercise price or prices of each option, the vesting and exercise periods of each option, whether an option may be exercised as to less than all of the Common Stock subject to the option, and such other terms and conditions of each option, if any, that are not inconsistent with the provisions of the Option Plan. In addition, subject to certain conditions, the Stock Option Committee is authorized to modify, extend or renew outstanding options. In general, the Stock Option Committee is authorized to construe, interpret and administer the Option Plan and the provisions of the options granted thereunder, prescribe and amend rules for the operation of the Option Plan and make all other determinations necessary or advisable for its implementation and administration.


Eligibility


       Eligibility to participate in the Option Plan is limited to key employees and directors of, and consultants to, the Company and its subsidiaries as determined by the Stock Option Committee. Non-employee directors are automatically granted NQSOs to purchase 2,500 shares of Common Stock on an annual basis. Because of the discretion possessed by the Stock Option Committee with respect to key employees, directors and consultants, it is not possible to indicate the number of persons who may be selected to participate in the Option Plan, the number of options that may be granted to them or the number of shares of Common Stock subject to each option. Notwithstanding the foregoing, the number of shares of Common Stock for which options can be granted to any individual (including, without limitation, a "Covered Employee" as defined in Section 162(m)(3) of the Code) may not exceed 2,000,000 shares of Common Stock.


Terms of Options and Limitations on Right to Exercise

       Under the Option Plan, the exercise price of options will not be less than the fair market value of the Common Stock on the date of grant (and not less than 110% of the fair market value in the case of an incentive stock option granted to an optionee owning 10% or more of the Common Stock of the Company). Options granted to employees, directors or consultants shall not be exercisable after the expiration of ten years from the date of grant (or five years in the case of incentive stock options granted to an optionee owning 10% or more of the Common Stock of the Company) or such earlier date determined by the Board of Directors or Stock Option Committee. The fixed annual grants of NQSOs granted to non-employee directors shall be exercisable for ten years, except that in the event of death, termination or resignation of such member as a director of the Company or a subsidiary, such NQSOs shall only be exercisable for one year following such member's death or termination or resignation (or, if shorter, the remaining term of the option).


       The Option Plan permits the exercise of options by payment of the exercise price in cash or by an exchange of shares of Common Stock of the Company previously owned by the optionee, or a combination of both, in an amount equal to the aggregate exercise price for the shares subject to the option or portion thereof being exercised. The optionee is entitled to elect to pay all or a portion of the aggregate exercise price by having shares of Common Stock having a fair market value on the date of exercise equal to the aggregate exercise price withheld by the Company or sold by a broker-dealer under certain circumstances. In addition, upon the exercise of any option granted under the Option Plan, the Company, in its discretion, may make financing available to the optionee for the purchase of shares of Common Stock subject to the option on such terms as the Stock Option Committee shall approve.

       All or a portion of NQSOs granted to an optionee may, in the discretion of the Stock Option Committee, be transferred to certain immediate family members or to a related entity deemed appropriate by the Stock Option Committee so long as the stock option agreement governing such options is approved by the Stock Option Committee and expressly provides for such transfer. Neither the optionee nor the optionee's legal representatives, legatees, transferees or distributees will be deemed to be a holder of any shares of Common Stock subject to an option until the option has been validly exercised and the purchase price of the shares paid. An option may not be exercised except (i) by the optionee,
(ii) by a person who has obtained the optionee's rights under the option by will or under the laws of descent and distribution, (iii) by a permitted transferee as contemplated by the Option Plan, or (iv) by a spouse incident to a divorce.


Termination of Employment

       The Stock Option Committee determines at the time each option is granted the conditions that will apply to the exercise of such option in the event the holder of an option ceases to be an employee or director of, or consultant to, the Company or any of its subsidiaries for any reason. In the event of death of an optionee while in the employ or while serving as a director of or consultant to the Company or any of its subsidiaries, such option will be exercisable in full within the year next succeeding the date of death or such other period as may be specified in the option agreement, but in no case later than the expiration date of such option.

Dilution or Other Adjustments

       Under certain circumstances, the Stock Option Committee will make adjustments with respect to the options, or any provisions of the Option Plan, as it deems appropriate to prevent dilution or enlargement of option rights.

Amendment and Termination


       The Board of Directors may amend, abandon, suspend or terminate the Option Plan or any portion thereof at any time; provided, however, no amendment that requires stockholder approval in order for the Option Plan to continue to comply with Sections 162(m) or 422 of the Code or any other applicable law, rule or regulation (including, without limitation, the Code, the Exchange Act or any self-regulatory organization such as a national securities exchange) will be made unless such amendment has received the requisite approval of stockholders. In addition, no amendment may be made that adversely affects any of the rights of an Optionee under any option theretofore granted, without such Optionee's consent. The Option Plan is scheduled to expire on December 10, 2008.


CERTAIN FEDERAL INCOME TAX CONSEQUENCES

       Under the Option Plan, the Company may grant options which, for federal income tax purposes, (a) are treated as "incentive stock options" within the meaning of Section 422 of the Code or (b) are treated as nonqualified options subject to Section 83 of the Code. The federal income tax consequences of each type of option are different for the participants and for the Company.

Incentive Stock Options

       For an option granted pursuant to the Option Plan that qualifies as an incentive stock option, present law provides: (a) the participant will not realize taxable income upon either the receipt or the exercise of the option; provided, however, that in connection with the computation of the alternative minimum tax, the amount by which the fair market value of the Common Stock at the time of exercise exceeds the exercise price generally will constitute an adjustment item; (b) any gain or loss upon a disposition constituting a qualifying disposition of shares acquired pursuant to the exercise of the option will be treated as capital gain or loss (assuming that such shares are a capital asset in the hands of the participant); and (c) no deduction will be allowed at any time to the Company or any parent or subsidiary of the Company for federal income tax purposes in connection with the grant or exercise of the option or a disposition constituting a qualifying disposition of shares acquired pursuant to the exercise of the option. A disposition of shares acquired upon exercise of an incentive stock option will constitute a qualifying disposition if it does not occur within two years of the granting of the option or within one year after the transfer of substantially all of the incidents of ownership in the shares to the participant, and the participant is an employee of the Company (or defined affiliates) at all times from the grant of the option until three months prior to exercise (twelve months in the case of total disability or death). A disposition not satisfying such holding period requirements results in a disqualifying disposition. If Common Stock acquired upon exercise of an incentive stock option is disposed of by the participant in a disqualifying disposition, the participant will be treated as receiving ordinary income equal to the difference between the fair market value of the transferred shares on the date of exercise and the exercise price of such shares, less in most cases any decline in value of the shares from the date of exercise to the date of sale. In the event the sales price received in a disqualifying disposition of such Common Stock exceeds the value of the Common Stock on the date of exercise, the disqualifying disposition also will result in capital gain to the extent of such excess (assuming that such Common Stock is a capital asset in the hands of the participant). The amount treated as ordinary income to the participant because of the disqualifying disposition will normally be allowed as a federal income tax deduction of the Company (or any parent or subsidiary of the Company) for compensation expense.


       For purposes of computing a participant's capital gain or loss on the sale of shares that were acquired under the Option Plan pursuant to the exercise of an incentive stock option, the participant's basis in such shares generally will be equal to any amount paid by the participant to the Company for the shares plus the amount, if any, recognized as ordinary income to the participant with respect to the shares due to a disqualifying disposition. The participant's holding period for such shares generally should begin at the time of the participant's exercise of an option.

       The Company and any parent or subsidiary of the Company will not be liable to any participant or other person if it is determined for any reason by the Internal Revenue Service or any court having jurisdiction that any option granted pursuant to the Option Plan does not qualify for tax treatment as an incentive stock option under Section 422 of the Code.

Nonqualified Options

       For an option granted pursuant to the Option Plan that does not qualify as an incentive stock option, no taxable income will be realized by the participant upon the grant of such a nonqualified option. A participant generally will recognize ordinary taxable income (compensation), subject to withholding, upon exercise of a nonqualified option in an amount equal to the excess of the fair market value of the Common Stock on the date of exercise over the option price paid.


       For purposes of determining gain or loss upon a subsequent disposition of Common Stock acquired upon the exercise of a nonqualified option, the participant's basis in such shares will generally be equal to the purchase price paid to the Company for the Common Stock increased by the amount, if any, includable in the participant's taxable income with respect to the Common Stock. The participant's holding period for determining whether gain or loss on such subsequent disposition is short-term or long-term generally shall begin at the time of the Optionee's exercise of the option.

       The foregoing is intended as a summary of the effect of certain federal income tax consequences associated with the Option Plan and does not purport to be complete. It is recommended that participants consult their own tax advisors for counseling. The tax treatment under foreign, state or local law is not covered in this summary.

STOCKHOLDER APPROVAL

       The affirmative vote of holders of a majority of the shares of Common Stock, represented in person or by proxy and entitled to vote, at the Annual Meeting is required to approve the Option Plan. The Board of Directors believes the proposed Option Plan is in the best interest of the Company and its stockholders and is important in order to help assure the ability of the Company to continue to recruit and retain highly qualified key employees and directors.

          THE BOARD RECOMMENDS A VOTE "FOR" THE COMPANY'S OPTION PLAN


PROPOSAL THREE - REINCORPORATION UNDER THE LAWS OF DELAWARE.

       The following discussion summarizes certain aspects of the proposed reincorporation of the Company from the Commonwealth of Pennsylvania to the State of Delaware (the "Reincorporation") pursuant to the Agreement and Plan of Merger (the "Merger Agreement") between the Company and CP Delaware. This summary is not intended to be complete and is subject to, and qualified in its entirety by, reference to the Merger Agreement, a copy of which is attached to this Proxy Statement as Exhibit B, the Certificate of Incorporation of CP Delaware (the "Delaware Certificate"), a copy of which is attached to this Proxy Statement as Exhibit C, and the By-laws of CP Delaware (the "Delaware By-laws"), a copy of which is attached to this Proxy Statement as Exhibit D, although this summary does describe all the material terms contained in such documents. Copies of the Articles of Incorporation and the By-laws of the Company (the "Pennsylvania Articles" and the "Pennsylvania By-laws," respectively) are available for inspection at the principal executive office of the Company and copies will be sent to shareholders upon request. In this discussion of the Reincorporation, the term "CP Pennsylvania" refers to the existing Pennsylvania corporation, the term "CP Delaware" refers to the new Delaware corporation which is the proposed successor to CP Pennsylvania, and the term "Company" may refer to either or both of CP Pennsylvania or CP Delaware, as the context requires.

The Board of Directors has unanimously approved the Reincorporation, and unanimously recommends a vote "FOR" the proposal to approve and adopt the Merger Agreement and the Reincorporation.

PRINCIPAL FEATURES OF THE REINCORPORATION

       The Reincorporation will be effected by the merger (the "Merger") of CP Pennsylvania with and into CP Delaware, a wholly owned subsidiary of CP Pennsylvania which was recently incorporated under the General Corporation Law of the State of Delaware ("Delaware Law") for the purposes of the Merger. CP Delaware will be the surviving corporation in the Merger and will continue under the name "Collegiate Pacific Inc." CP Pennsylvania will cease to exist as a result of the Merger.

       The Merger will not become effective until shareholder approval of the Reincorporation is obtained and the Merger Agreement is filed with the Secretary of State of Delaware.


       At the effective time of the Merger (the "Effective Time"), the Company will be governed by the Delaware Certificate, the Delaware By-laws and Delaware Law, which include a number of provisions which differ from those set forth in the current Pennsylvania Articles, Pennsylvania By-laws and Pennsylvania Business Corporation Law of 1988 ("Pennsylvania Law"). See "Principal Reasons For the Reincorporation," "Changes in the Company's Charter Documents to Be Effected By the Reincorporation" and "Certain Differences Between the Corporate Laws of Pennsylvania and Delaware."

       At the Effective Time, each outstanding share of CP Pennsylvania Common Stock will automatically be converted into one share of common stock, par value $.01 per share, of CP Delaware (the "CP Delaware Common Stock"). Each outstanding certificate representing shares of CP Pennsylvania Common Stock prior to the Merger will continue to represent the same number of shares of CP Delaware Common Stock after the Merger. THUS, IT WILL NOT BE NECESSARY FOR SHAREHOLDERS OF THE COMPANY TO EXCHANGE THEIR EXISTING STOCK CERTIFICATES FOR STOCK CERTIFICATES OF CP DELAWARE.

       The Reincorporation will not result in any change to the daily business operations of the Company or the present location of the principal executive offices of the Company in Farmers Branch, Texas. The consolidated financial condition and results of operations of CP Delaware immediately after the consummation of the Reincorporation will be substantially identical to that of CP Pennsylvania immediately prior to the consummation of the Reincorporation. In addition, at the Effective Time, the Board of Directors of CP Delaware will consist of those persons who currently are directors of the Company, all of whom are nominees for election at the Annual Meeting. If the shareholders approve the Reincorporation and elect all the directors of the Company, upon the Reincorporation, the following directors of CP Pennsylvania will be designated directors of CP Delaware for the terms indicated: Messrs. Blumenfeld, Davidowitz, Coerver, Philip, Watkins, and Rothenberg, and their terms will expire at the annual meeting in 1999. Certain information regarding each nominee for election as a director is set forth under the caption "Election of Directors." In addition, the individuals serving as executive officers of CP Pennsylvania immediately prior the Merger will serve as executive officers of CP Delaware upon the effectiveness of the Merger.

       Pursuant to the Merger Agreement, each option or right to purchase a share of CP Pennsylvania Common Stock outstanding immediately prior to the Effective Time under the Company's Option Plan and under any other employee benefit plan in effect at the Effective Time will become an option or right to purchase a share of CP Delaware Common Stock upon the same terms and conditions as existed immediately prior to the Effective Time. Future options granted under those plans will be for shares of CP Delaware Common Stock. The terms of these above-referenced stock option plans and agreements, the number of shares of CP Pennsylvania Common Stock subject to outstanding options and the number of shares of CP Pennsylvania Common Stock which are available for grant are set forth under the caption "Executive Compensation and Other Information." The Company is soliciting the consent of optionees, where appropriate, to the receipt of CP Delaware Common Stock upon exercise of the options under the Option Plan. In addition, each outstanding warrant to purchase a share of CP Pennsylvania Common Stock outstanding immediately prior to the Effective Time will become a warrant to purchase a share of CP Delaware Common Stock upon the same terms and conditions as existed immediately prior to the Effective Time.

       A vote for approval and adoption of the Merger Agreement and the Reincorporation will also constitute specific approval of the Delaware Certificate, the Delaware By-laws and all other transactions and proceedings contemplated thereby including, but not limited to, the appointment of the directors elected at the Annual Meeting. In addition, a vote for approval and adoption of the Merger Agreement and the Reincorporation will constitute approval of the assumption by CP Delaware of the above-referenced employee benefit plans and agreements of CP Pennsylvania and the substitution of shares of CP Delaware Common Stock for shares of CP Pennsylvania Common Stock as the security to be received upon exercise of options granted under the above-referenced employee benefit plans of CP Pennsylvania from and after the Effective Time.


       Approval and adoption of the Merger Agreement and the Reincorporation will significantly affect certain rights of shareholders. Accordingly, shareholders are urged to read carefully this entire Proxy Statement and the Exhibits to the Proxy Statement before voting.

DISSENTERS RIGHTS OF APPRAISAL

Dissenters Rights Under Pennsylvania Law


       The following is a brief summary of Subchapter D of Chapter 15 of the Pennsylvania Business Corporation Law (the "BCL" or "Pennsylvania Law") which sets forth the procedure by which a shareholder of the Company may dissent from the Reincorporation and demand statutory rights to obtain payment for the fair value of his or her shares ("Dissenting Shares"). The dissenter's rights pursuant to Pennsylvania law will govern this transaction. This summary is qualified in its entirety by reference to Subchapter D of Chapter 15 of the BCL, a copy of which is attached hereto as Exhibit E, and shareholders are urged to read Subchapter D in its entirety. This notice is intended to comply with
Section 1575 of the BCL and to constitute notice to the Company's shareholders of their right to dissent and to obtain payment for the fair value of their shares. Any shareholder who wishes to dissent must send a demand for payment and deposit the certificates representing his or her shares to the Secretary of the Company at 13950 Senlac, Suite 200, Farmer's Branch, Texas 75235 by not later than January 12, 1999. Upon the deposit of certificates representing shares by holders attempting to assert their dissenters' rights, such shares shall be held by the Corporation and shall not be transferable. A form for demanding payment is included as Exhibit F attached hereto. A shareholder who fails to deposit the certificate(s) representing the shares for which he or she wishes to exercise dissenters' rights by January 12, 1999 shall not have any right under Subchapter D of Chapter 15 to receive payment for the fair value of his or her shares.

       Under Pennsylvania Law, any shareholder who objects to any proposed plan of action is entitled to the rights and remedies of a dissenting shareholder if the statutory provision authorizing the action so provides. Some of the events giving rise to dissenters' rights in a publicly held corporation include: (a) an amendment or plan classifying shareholders of a class or series into separate groups and providing for mandatory treatment for shares of the class or series that differs materially from the treatment accorded other shareholders holding the shares of the same class or series; (b) the approval of a plan of merger or consolidation, other than a short form merger; (c) the acquisition of all the outstanding shares of one or more classes or series of shares by converting those shares into the shares or other securities of the acquiring person; (d) a sale, lease, exchange, or other disposition of all, or substantially all, the property and assets of a business corporation which is either not made in the usual and regular course of its business, not for the purpose of relocating the business of the corporation, or not in connection with the corporation's dissolution for liquidation; (e) a division of a corporation into two or more corporations; and (f) conversion of a business corporation into a nonprofit corporation.

       The shareholder is limited to obtaining payment of the fair value of the shares. Absent fraud or fundamental unfairness, a shareholder cannot obtain an injunction against any proposed plan or amendment of the articles of incorporation, or claim the right to valuation and payment for the shares, except to the extend provided under Pennsylvania Law. Generally, the holders of the shares of any class or series of shares that are either (a) listed on a national securities exchange; or (b) held of record by more than 2,000 shareholders; shall not be entitled to dissenter's rights.

       If a proposed corporate action would give rise to dissenters rights is submitted to a vote at a meeting of shareholders, the corporation shall include in the notice of meeting: (a) a statement of the proposed action and a statement that the shareholders have a right to dissent and obtain payment of the fair value of their shares; and (b) a copy of the Business Corporation Law provisions relating to dissenters rights.

       A shareholder who desires to exercise dissenting shareholder rights must: (a) file with the corporation, prior to the vote, a written notice of intention to demand that he be paid the fair value for his shares if the proposed action is carried out; (b) must effect no change in the beneficial ownership of his shares from the date of such filing continuously through the effective date of the proposed action; and (c) must refrain from voting his shares in approval of such action. Neither a proxy nor a vote against the plan is sufficient to constitute a written objection.

       If the proposed action is approved by the shareholders, the corporation must mail a notice to all shareholders who (a) gave notice of their dissent; and (b) refrained from voting in favor of the action. If the proposed corporate action is to be taken without a vote of shareholders, the corporation shall send to all shareholders who are entitled to dissent and to demand payment of the fair value of their shares a notice of the adoption of the corporate action. In either case, the notice shall: (a) state where and when, not less than 30 days from the mailing of the notice, a demand for payment must be sent and certificates for certificated shares must be deposited in order to obtain payment; (b) inform holders of uncertificated shares to what extent transfer of shares will be restricted from the time that demand for payment is received; (c) supply a form for demanding payment that includes a request for certification of the date on which the shareholder, or the person on whose behalf the shareholder dissents, acquired beneficial ownership of the shares; and (d) a copy of the a copy of the Business Corporation Law provisions relating to dissenters rights.

       A shareholder who fails to timely demand payment, or fails to timely deposit the certificated shares, shall not have any right to receive payment of the fair value of the shares. In the case of uncertificated shares, the corporation may restrict their transfer from the time of receipt of demand for payment until the proposed corporate action has occurred or the release of any transfer restrictions imposed by reason of demand for payment.

       Upon timely receipt of demand for payment, the corporation shall either remit to the dissenters who have made a demand and deposited their certificates the amount that the corporation estimates to be the fair market value of the shares or provide written notice that no remittance will be made. Such remittance or notice shall be accompanied by: (a) a closing balance sheet and statement of income for a fiscal year not more than 16 months before the date of remittance or notice as well as the latest available interim financial statements; (b) a statement of the estimated fair market value of the shares;
(c) a notice of the right of the dissenter to demand payment or supplemental payment; and (d) a copy of the a copy of the Business Corporation Law provisions relating to dissenters rights.

       If the corporation does not then remit the amount of its estimate of the fair market value of the shares, it shall (a) release any uncertificated shares from any transfer restrictions imposed by reason of the demand for payment; or
(b) return all certificates that have been deposited with a notation on such certificate that the demand has been made. Shares with respect to which such notation has been made may be transferred so long as each new certificate issued therefore shall bear a similar notation together with the name of the original dissenting holder or owner of such shares. A transferee of such shares shall not acquire by such transfer any rights of the corporation other than those that the original dissenter had after making demand for payment.

       If the corporation gives notice of its estimate of the fair value without remitting such amount or remits payment of its estimate and the dissenter believes that the amount stated or remitted is less than fair market value of the shares, the shareholder may send to the corporation his or her own estimate of the fair value which shall be deemed a demand for payment of the amount of the deficiency. If the dissenter does not file his or her own estimate within 30 days after the mailing by the corporation of its remittance or notice, the dissenter shall be entitled to no more than the amount stated in the notice or remitted to him or her by the corporation.

       Within 60 days after the latest of (a) the effectuation of the proposed corporate action; (b) the timely receipt of any demands for payment, or (c) the timely receipt of any estimates of the dissenter's fair market value differing from the corporation's estimate, if any demands for payment remain unsettled, the corporation may file in the a court an application for relief requesting that the fair market value be determined by the court. If the corporation fails to file an application to the court, any dissenter who made demands and who has not already settled his claim against the corporation may do so in the name of the corporation at any time within 30 days after the expiration of such 60-day period. If a dissenter does not file an application within such 30-day period, each dissenter entitled to file an application shall be paid the corporation's estimate and no more and may bring an action to recover any amount not previously remitted.

       The cost and expense of any proceeding relating to valuation, including the reasonable compensation and expenses of an appraiser appointed by the court, shall be determined by the court and assessed against the corporation, except that any part of the costs and expenses may be apportioned and assessed by the court as the court deems appropriate against all or some of the dissenters who are parties and whose action in demanding the supplemental payment the court finds to be dilatory, obdurate, arbitrary, vexatious or in bad faith. Fees and expenses of counsel and experts for the respective parties may be assessed as the court deems appropriate against the corporation and in favor of any and all dissenters if the corporation failed to comply substantially with the requirements of Pennsylvania Law and may be assessed against either the corporation or a dissenter, in favor of the other party, if the court finds that the party against whom the fees and expenses are assessed acted in bad faith or in an obdurate, arbitrary or vexatious manner.

Appraisal Rights Under Delaware Law

       The rights of shareholders to demand payment in cash by a corporation of the fair value of their shares under certain circumstances are called dissenter's rights under Pennsylvania Law and appraisal rights under Delaware Law.

       Section 262 of the Delaware General Corporation Law (the "DGCL" or "Delaware Law") permits, under certain circumstances, shareholders to seek the appraisal of the fair value of their shares in a special proceeding in the chancery court. Delaware Law does not afford appraisal rights to the holders of shares (a) listed on a national securities exchange; or (b) held as of record by more than 2,000 shareholders, unless a plan of merger or consolidation coverts such shares into anything other than stock of the surviving corporation or stock of another corporation which is either listed on a national securities exchange or held of record by more than 2,000 shareholders. Delaware Law is substantially the same as the Pennsylvania Law regarding dissenter's rights in the event of a merger or consolidation; however, Delaware Law does not provide for appraisal rights in connection with sales of substantially all the assets of a corporation, reclassification of stock, or other amendments to a certificate of incorporation which adversely affect a class of stock. The right is generally available to any shareholder of a corporation that: (a) holds stock and makes a demand at the time required by the DGCL; (b) continuously holds such shares through the effective date of the merger; and (c) that has not voted in favor of or consented to the merger. Although registration of stock in a "street name" is a common practice, Delaware Law has been construed to permit an appraisal demand only by a shareholder of record, and not by a beneficial owner.

       However, the statute provides that such rights will not be available if the shareholders have a so-called "market-out." That market-out is considered to be available if the following two conditions are met: (a) the shares of such class or series (or depository receipts representing such shares) are, as of the record date for the meeting at which the agreement of merger is voted on, listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc., or held of record by more than 2,000 shareholders; and (b) the holders of stock of such class or series are not required to accept anything in consideration for such shares other than shares of stock (or depository receipts representing such shares) of the surviving corporation or of any other corporation, which at the effective date of the merger will be listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. or held of record by more than 2,000 shareholders; and/or cash in lieu of fractional shares.

       The above requirements dealing with the market-out are conjunctive; both tests must be met in order for appraisal rights not to apply.

       In addition, where the shareholders of a corporation are not entitled to vote on a merger pursuant to Delaware Law, such shareholders are not entitled to appraisal rights.

       Appraisal has many of the characteristics of a class action. However, the class is limited to those shareholders who have demanded appraisal, and while the court may charge the expenses of the dissenters, including counsel fees, pro rata against all shares being appraised, there is no provision authorizing a shifting of those fees to the corporation.

       When appraisal rights are available, the corporation is required to send out a notice as to such rights not less than 20 days prior to the meeting of shareholders to consider the proposed merger or consolidation. In addition, the Delaware Law requires that a copy of the DGCL provisions relating to appraisal rights be contained in the notice. Each shareholder electing to demand the appraisal of its shares shall deliver to the corporation, before the taking of the vote on the merger or consolidation, a written demand for appraisal of the shares. A proxy or vote against the merger or consolidation shall not constitute such a demand. Within 10 days after the effective date of the merger or consolidation, the surviving or resulting corporation shall notify each shareholder of each constituent corporation who (a) has complied with DGCL provisions relating to appraisal rights and (b) has not voted in favor of or consented to the merger or consolidation of the date that there merger or consolidation has become effective.

       With respect to mergers approved by written consent or where no approval is required under Delaware Law (i.e., a short-form merger), the corporation must, either before the effective date of the merger or within 10 days thereafter, give notice of appraisal rights to shareholders. Shareholders have 20 days from the date of the mailing of such notice to demand appraisal. If the notice did not contain notice of the effective date of the merger, the corporation is required to send a second notice that states such effective date.

       Within 60 days after the effective date of the merger, any shareholder may withdraw its demand for appraisal and accept the terms offered. Within 120 days after the effective date, either a shareholder who has perfected appraisal rights or the corporation may file a petition demanding a determination of the value of the stock in question. The statute provides that if (a) no petition for appraisal is filed within the 120-day period; or (b) the shareholder delivers a written withdrawal of his or her demand either within the 60-day period or thereafter with the written approval of the corporation, then the right to shall cease. Nevertheless, the DGCL provides that no appraisal proceeding shall be dismissed to any shareholder without the approval of the court.

       The statute provides that, after determining the shareholders who are, in fact, entitled to an appraisal, the court shall appraise the shares, determining their fair value exclusive of any element of value arising from the accomplishment or expectation of the merger or consolidation.

CONDITIONS TO THE REINCORPORATION


       The Reincorporation is subject to the following conditions: (a) approval and adoption of the Merger Agreement by the affirmative vote of the holders of a majority of the votes cast by holders of all shares of CP Pennsylvania Common Stock, and (b) approval and adoption of the Merger Agreement by CP Pennsylvania as the holder of all the outstanding shares of CP Delaware Common Stock. In addition to the requisite stockholder approval by the stockholders of each of CP Pennsylvania and CP Delaware, the obligations of both CP Pennsylvania and CP Delaware to consummate the Merger are subject to the condition that the number of Dissenters Shares shall not exceed five percent (5%) of the aggregate number of issued and outstanding shares of CP Pennsylvania Common Stock as of the Effective Time.


       The Merger Agreement may be terminated at any time prior to the effective date of the Reincorporation, either before or after shareholder approval, by the Board of Directors of CP Pennsylvania if it determines such action to be in the best interests of CP Pennsylvania and its shareholders. In addition, the terms of the Merger Agreement may be amended prior to the effective date, provided that the Merger Agreement may not be amended after it has been approved by CP Pennsylvania's shareholders if, in the judgment of CP Pennsylvania's Board of Directors, such amendment would have a material adverse effect on the rights of shareholders.

PRINCIPAL REASONS FOR THE REINCORPORATION

       For many years the State of Delaware has followed a policy of encouraging incorporation in that state and, in furtherance of that policy, has adopted comprehensive, modern and flexible corporate laws which are periodically updated and revised to meet changing business needs. As a result, many corporations have been initially incorporated in Delaware or have subsequently reincorporated in Delaware in a manner similar to that proposed by the Company. Because of Delaware's prominence as a state of incorporation for many corporations, the Delaware courts have developed considerable expertise in dealing with corporate issues and a substantial body of case law has developed construing Delaware Law and establishing public policies with respect to corporations incorporated in Delaware. As a result, Delaware corporate law is comparatively well known and understood. Consequently, reincorporation in Delaware should provide greater predictability with respect to the Company's corporate legal affairs.

       CP Delaware will be governed by Section 203 of Delaware Law ("Section 203"), as it may be amended from time to time. Section 203 regulates certain transactions between a corporation and a person that owns 15% or more of a corporation's shares. Pennsylvania Law includes a provision, to which the

Company is presently subject, which is generally comparable to Section 203. See "Changes in the Company's Charter Documents to be Effected by the Reincorporation" and "Certain Differences Between the Corporate Laws of Pennsylvania and Delaware." However, there is a more established body of law in Delaware dealing with the rights and obligations of directors in takeover situations.

       Despite the belief of the Board of Directors that the Reincorporation is in the best interests of CP Pennsylvania and its shareholders, shareholders should be aware that Delaware Law has been publicly criticized on the grounds that it does not afford minority shareholders the same substantive rights and protections as are available under the laws of some other states. For a comparison of shareholders' rights and the powers of management under Delaware Law and Pennsylvania Law and a discussion relating to changes in the Pennsylvania Articles and Pennsylvania By-Laws resulting from the Reincorporation which may reduce shareholder participation in important corporate decisions, see "Changes in the Company's Charter Documents to be Effected by the Reincorporation" and "Certain Differences Between the Corporate Laws of Pennsylvania and Delaware." The Reincorporation also has certain anti-takeover implications which are discussed below.

POSSIBLE NEGATIVE CONSIDERATIONS

       As a result of the Reincorporation, the Company will become subject to an annual franchise tax in Delaware, in lieu of the Pennsylvania state income taxation to which it is already subject. See "Federal Income Tax Consequences of the Merger." Shareholders should be aware that Delaware Law has been publicly criticized on the grounds that it does not afford minority shareholders the same substantive rights and protections as are available under the laws of some other states. See "Principal Reasons for the Reincorporation," "Changes in the Company's Charter Documents to be Effected by the Reincorporation," and "Certain Differences Between the Corporate Laws of Pennsylvania and Delaware."

       The Board of Directors has weighed the potential disadvantages and has unanimously concluded that the potential benefits of the Reincorporation outweigh the possible disadvantages.

CHANGES IN THE COMPANY'S CHARTER DOCUMENTS TO BE EFFECTED BY THE
REINCORPORATION

       The following discussion summarizes certain differences between the Delaware Certificate and the Delaware By-laws on the one hand, and the Pennsylvania Articles and Pennsylvania By-laws on the other. The shareholders of CP Pennsylvania would become subject to the provisions of the Delaware Certificate and the Delaware By-laws upon the effectiveness of the proposed Reincorporation. Shareholders are encouraged to read the Delaware Certificate and the Delaware By-laws which are attached as Exhibits C and D, respectively, to this Proxy Statement.

Increase in Authorized Capital Stock

       Under the Pennsylvania Articles, the authorized capital stock of CP Pennsylvania presently consists of 20,000,000 shares of CP Pennsylvania Common Stock, par value $.01 per share. On September 24, 1998, 17,016,833 shares of CP Pennsylvania Common Stock were outstanding, no shares were held in the treasury of CP Pennsylvania and no shares of CP Pennsylvania Common Stock were reserved for issuance, leaving 2,983,167 authorized and unreserved shares of CP Pennsylvania Common Stock available for issuance.

       The Delaware Certificate provides that the aggregate number of authorized shares of capital stock of CP Delaware is 1,000,000 shares of CP Delaware Preferred Stock, par value $.01 per share, and

50,000,000 shares of CP Delaware Common Stock, par value $.01 per share. The Pennsylvania Articles and Delaware Certificate each provide that the Board of Directors of CP Delaware may issue shares of the Preferred Stock in one or more series and may fix the rights, preferences, privileges and restrictions thereof without any vote or action on the part of the shareholders of the Company. The issuance by CP Delaware of shares of Preferred Stock with voting and conversion rights may adversely affect the voting power of the holders of CP Delaware Common Stock and could have the effect of delaying, deferring or preventing a change in control of CP Delaware.

Amendment of Certificate and By-laws

       Under Pennsylvania Law, amendments to the Pennsylvania Articles generally require the approval of the holders of a majority of shares actually voting thereon and, where their rights are affected, of a majority of all shares actually voting of each class or series entitled to vote thereon as a class. Under Delaware Law, amendments of the Delaware Certificate generally require the approval of the holders of a majority of the outstanding stock entitled to vote thereon and of a majority of the outstanding stock of each class or series entitled to vote thereon as a class, including the holders of any class or series of stock whose rights are adversely affected.

       Currently, the Pennsylvania By-laws may be amended by the Board of Directors, subject to the power of the shareholders to change or repeal the By-laws, at an annual or special meeting if approved by a majority of the votes cast. Under Pennsylvania Law, the Board of Directors may not adopt or change certain By-laws expressly committed to the shareholders. Under Delaware Law and the Delaware By-laws, shareholders may adopt, alter, amend or repeal provisions of the Delaware By-laws, including any new By-law provision adopted by the Board in the future, by the affirmative vote of the holders of a majority of the shares entitled to vote at such meeting and present or represented thereat. The Board of Directors has the power to effect amendments to the Delaware By-laws by a majority vote of the whole Board.

Stockholder Proposals

       Under the Delaware By-Laws, stockholders wanting to present proper proposals for action at an annual meeting will be required to give written notice by certified mail, in accordance with Article II, Section 14 of the Bylaws, to the Secretary of the (a) not less than 120 days nor more than 150 days before the first anniversary date of the Corporation's proxy statement in connection with the previous annual meeting of stockholders or (b) with respect to a special meeting of stockholders, not later than the seventh day following the day on which notice of a special meeting was first mailed or otherwise given to stockholders. In accordance with the Delaware Bylaws, any such notice must include the name and address of the shareholder, the class and number of shares held by the shareholder, a representation that the shareholder intends to appear at the meeting in person or by proxy to submit the proposal, a disclosure of any material interest that the shareholder has in the proposal, and a brief description of the proposal. The Company may in its sole discretion refuse to allow any proposal to be presented which the Company would not be required to include in a proxy statement pursuant to any rule promulgated by the Securities and Exchange Commission.

CERTAIN DIFFERENCES BETWEEN THE CORPORATE LAWS OF PENNSYLVANIA AND DELAWARE

       In addition to differences in the provisions of Pennsylvania Law and Delaware Law discussed in the immediately preceding section, certain differences between the rights of shareholders under Pennsylvania Law and under Delaware Law are summarized below. This summary is not intended to be relied upon as an exhaustive list or a detailed description of the provisions discussed and is qualified in its entirety by reference to Pennsylvania Law and Delaware Law.

General

       Voting Rights. Pennsylvania Law generally requires approval of any merger, consolidation or sale of substantially all the assets of a corporation by a vote of a majority of the votes cast by all shareholders entitled to vote thereon, and a majority of the votes cast in any required class vote. Such matters require the approval of a majority of the outstanding shares entitled to vote under Delaware Law unless otherwise expressly provided in the certificate of incorporation. Under Pennsylvania Law, shareholder approval is not required (whether or not the corporation is the survivor) (a) for a merger if the survivor is a Pennsylvania corporation, the outstanding shares are unaffected and have majority voting power with respect to the election of directors and no changes are made to the articles except those which the board would be permitted to make on its own initiatives by amending the articles, or
(b) for the merger of a Pennsylvania corporation with another corporation that owns at least 80% of its outstanding shares. Delaware Law permits the merger of a Delaware corporation into a corporation that holds at least 90% of each class of stock of such corporation without shareholder approval. Delaware Law also permits a merger of a corporation without approval of the shareholders of the surviving corporation if the merger results in no more than a 20% increase in its outstanding common stock and certain conditions are met.

       Special Treatment. Under Pennsylvania Law, an amendment of articles of incorporation or a plan of reclassification, merger, consolidation, exchange, asset transfer, division or conversion that provides mandatory special treatment for the shares of a class held by particular shareholders or groups of shareholders that differs materially from the treatment accorded other shareholders or groups of shareholders holding shares of the same class or series must be approved by each group of the holders of any outstanding shares of a class who are to receive the same special treatment under the amendment or plan, voting as a special class in respect to the plan, regardless of any limitations stated in the articles of incorporation or by-laws on the voting rights of any class. At the option of the corporation's board of directors, the approval of such special treatment by any such affected group may be omitted, but in such event the holders of any outstanding shares of the special class so denied voting rights are entitled to dissenters' rights (i.e., the right to demand payment in cash by the corporation of the fair value of one's shares). There is no comparable provision under Delaware Law.

       Dividends. Delaware Law generally permits dividends to be paid out of any surplus, defined as the excess of the net assets of the corporation over the amount determined to be the capital of the corporation by the board of directors (which amount cannot be less than the aggregate par value of all the issued shares of capital stock). Delaware Law also permits a dividend to be paid out of the net profits of the current or the preceding fiscal year, or both, unless net assets are less than the aggregate amount of the capital of any outstanding preferred stock. Under Pennsylvania Law, a corporation may make distributions of cash or property unless, after giving effect thereto, (i) the corporation would be unable to pay its debts as they become due in the usual course of its business, or (ii) the total assets of the corporation would be less than the sum of its total liabilities plus the amount that would be needed upon the dissolution of the corporation to satisfy the preferential rights, if any, of shareholders having superior preferential rights to those shareholders receiving the distribution. Total assets and liabilities for this purpose are to be determined by the board of directors, which may base its determination on such factors as it considers relevant, including the book value of the assets and liabilities of the corporation and unrealized appreciation and depreciation of the assets of the corporation.

       Directors' Duties and Liabilities. Both Delaware and Pennsylvania Law provide that the board of directors has the ultimate responsibility for managing the business and affairs of a corporation and that, in discharging this function, directors have fiduciary duties of care and loyalty to the corporation and its shareholders. In 1990, Pennsylvania Law was amended to state explicitly that in determining whether an action is in the best interest of the corporation, the directors may consider the effects of any action upon employees, suppliers and customers of the corporation, upon communities in which offices or other establishments of the corporation are located, and all other pertinent factors, without regarding any one interest as controlling.

       Indemnification of Directors and Officers. Both Delaware and Pennsylvania Law permit a corporation to indemnify its directors and officers against expenses, judgments, fines and amounts paid in settlement incurred by them in connection with any pending, threatened or completed action or proceeding (other than an action or proceeding by or in the right of the corporation (a "derivative action")), and permit such indemnification against expenses incurred in connection with any pending, threatened or completed derivative action, if, with respect to any such action or proceeding, the director or officer has acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation and, with respect to any criminal proceeding, had no reasonable cause to believe his or her conduct was unlawful. Furthermore, both states' laws provide that expenses incurred in defending any action or proceeding may be paid by the corporation in advance of the final disposition upon receipt of an undertaking by or on behalf of the director or officer to repay the mount if it is ultimately determined that the director or officer is not entitled to be indemnified by the corporation.

       The Pennsylvania By-laws currently provide for indemnification of officers and directors to the maximum extent permitted by Pennsylvania Law. Similarly, the Delaware Certificate provides for indemnification of officers and directors to the fullest extent permitted by Delaware Law.

Appraisal or Dissenters Rights.  See "Dissenters Rights of Appraisal"

Statutory Regulation of Corporate Takeovers

       Business Combination Statutes. Both Delaware and Pennsylvania have adopted a "business combination" type of takeover statute with an interested shareholder" of the target corporation for a set period of time following the date on which the interested shareholder became such. An interested shareholder is typically defined as the direct or indirect beneficial owner of a specified percentage of the target corporation's outstanding shares. Business combination statutes are intended primarily to prevent highly leveraged takeover bids in which the target's assets are to be used as collateral for the interested shareholder's debt financing of the takeover. Such takeover bids usually depend on the prompt consummation of a merger or business combination or the prompt sale of corporate assets, after the acquisition of control of the target corporation.

       The Delaware Certificate provides that CP Delaware will be governed by
Section 203 of Delaware Law ("Section 203"), as it may be amended from time to time. Section 203 provides that any person who acquires 15% of the outstanding voting stock of a Delaware corporation becomes an "interested stockholder," and the corporation may not effect mergers or other "business combinations" with the interested stockholder for a period of three years unless (a) prior to the date the acquiror becomes an interested stockholder, the board of directors approves either the business combination or the transaction which results in the stockholder becoming an interested stockholder, or (b) the interested stockholder is able, by means of the tender offer or other transaction by which the acquiror becomes an interested stockholder, to acquire ownership of at least 85% of the outstanding voting stock of the corporation

(excluding in that calculation shares owned by directors of the corporation who are also officers and shares owned by certain employee stock plans), or (c) the interested stockholder obtains control of the board of directors, which then approves a business combination which is authorized by vote of the holders of two-thirds of the outstanding stock not held by the interested stockholder.
The definition of interested stockholder does not include (a) persons who owned 15% of the voting stock before December 23, 1987, (b) persons who received more than 15% of the voting stock as a gift or bequest of the person who owned it before that date, or (c) persons whose ownership of the voting stock rises over the 15% threshold as a result of action taken by the corporation unless that person thereafter acquires additional shares.

       A "business combination" is defined broadly in the Delaware statute to include any merger or consolidation caused by the interested stockholder in which the surviving corporation will not be subject to Delaware Law, and the sale, lease, exchange, mortgage, pledge, transfer or other disposition to the interested stockholder of any assets of a corporation having a market value equal to or greater than 10% of the aggregate market value of the assets of the corporation. "Business combination" is also defined to include transfers of stock of the corporation or a subsidiary to the interested stockholder (except for transfers in a conversion, exchange or pro rata distribution which does not increase the interested stockholder's proportionate ownership of a class or series), or any receipt by the interested stockholder (except proportionately as a stockholder) of any loans, advances, guarantees, pledges or other financial benefits.

       The business combination provisions of the Pennsylvania statute are similar to the foregoing, except that (a) an "interested shareholder" under Pennsylvania Law is the direct or indirect beneficial owner of shares entitled to cast at least 20% of the votes entitled to be cast or the election of directors, not counting shares which have been held continuously by a natural person since January 1, 1983, or which were transferred thereafter by such a person by gift, inheritance, bequest, devise or other testamentary distribution to another natural person or a trust, estate, foundation or similar entity, and
(b) the corporation may not engage in a business combination (the definition of which is comparable to that under Delaware Law) with an interested shareholder for a period of five years (rather than three as in Delaware), unless (i) the business combination or the purchase of stock by means of which the interested shareholder becomes such is approved by the corporation's board of directors in advance of such stock purchase, (ii) the business combination is approved by the affirmative vote of all the holders of all the outstanding common shares of the corporation or (iii) the interested shareholder is the beneficial owner of a least 80% of the voting stock of the corporation (including, in contrast to Delaware, the stock owned by management and employee plans), and the business combination is approved by the affirmative vote of a majority of the shares other than those beneficially owned by the interested shareholder and his affiliates and associates. In the case of a business combination with such an 80% shareholder, the value of the consideration to be paid by the interested shareholder in connection with the business combination must satisfy certain "fair price" formulae specified in the statute, and the interested shareholder, after becoming such, must not have acquired any additional voting shares of the corporation except as provided in the statute.

       After the five-year restricted period, an interested shareholder of a Pennsylvania corporation may engage in a business combination with the corporation if the business combination is approved by the affirmative vote of a majority of the shares other than those beneficially owned by the interested shareholder and its affiliates and associates, or if the business combination is approved at a shareholders' meeting called for such purpose and the conditions set forth in the immediately preceding sentence are satisfied.

       The Delaware and Pennsylvania business combination statutes provide only limited regulation of certain self-dealing transactions between a corporation and certain large shareholders. Moreover, wholly apart from the exceptions mentioned above, there are a number of additional methods whereby even an interested shareholder can benefit from a merger or sale of a corporation's assets during the first three years (Delaware) or five years (Pennsylvania) after becoming an interested shareholder. For example, Delaware Law provides that if after an interested stockholder becomes such, an acquisition is proposed by a third party and is approved or not opposed by a majority of the board of directors who were directors before the interested stockholder became such, the interested stockholder is no longer subject to the three year restriction and is given at least 20 days in which to develop a competing proposal.

       It should be noted that the Pennsylvania and Delaware business corporate statutes (a) do not prohibit tender offers or purport to regulate when, how, at what price or by whom they may be made, (b) do not interfere with the right of a shareholder, whether "interested" or not, to mount a proxy contest to remove incumbent management, (c) do not prevent a shareholder from buying sufficient stock to replace existing management immediately, and (d) do not eliminate or delay a shareholder's right to vote on the election of directors or on any other corporate matters except certain defined self-dealing transactions.

       Control Share Acquisition Statute. In addition to the business combination statute, Pennsylvania Law includes a "cash-out" type of takeover statute which requires an acquiror of more than 20% of a target corporation's stock, upon demand by any target shareholder, to purchase the shares of such shareholder at a price which reflects the highest premium paid by the acquiror in accumulating the target's stock. Such statutes are intended to limit the perceived coercive effect of two-tier and partial tender offers and so-called "creeping tender offers," in which large blocks of shares are purchased on the open market, and to assure that all shareholders share in any control premium paid by the acquiror. Delaware Law does not include a comparable provision.

       In 1990, Pennsylvania Law was amended to add a second type of control share acquisition statute which provides that, before an acquiror (which may be either a person or a group of persons acting in concert) of 20%, 33-1/3% or 50% of the voting power of a "registered corporation" (generally, a corporation registered under the Securities Exchange Act of 1934) may exercise voting power with respect to "control shares" (a term defined to include shares above the applicable threshold, shares acquired within 180 days of the control-share acquisition and any shares acquired with the intention of making a control-share acquisition), the shareholders of the corporation must have approved such exercise by a vote of (i) a majority of all outstanding shares having voting power, and (ii) a majority of outstanding "disinterested shares."

       Disgorgement Statute. The 1990 Pennsylvania legislation also amended the Pennsylvania corporation law by adding a provision requiring disgorgement of profits by a "controlling person" (a term defined generally to mean a person or group seeking a 20% voting interest or making a bid for control). Any profit made by such person on a trade in shares of the corporation during the 18 months following acquisition of "controlling person" status would belong to and be recoverable by the corporation, unless the shares involved were purchased more than 24 months before the acquisition of such status. The profit recovery may be enforced by the corporation or by a shareholder if the corporation fails to prosecute the action seeking such recovery in the prescribed manner.

       Tender Offer Statutes. Pennsylvania has adopted a takeover statute (the "Takeover Disclosure Law") requiring a tender offeror to file a registration statement with the Pennsylvania Securities Commission (the "Pennsylvania Commission"), deliver a copy to the target corporation and publicly disclose the material terms of the proposed offer. A takeover offer automatically becomes effective 20 days after the date of filing of the registration statement with the Pennsylvania Commission, unless delayed by order of the Pennsylvania Commission or by a hearing. Any hearing scheduled by the Pennsylvania

Commission must be held within 30 days of the date of filing of the registration statement, and any determination made following the hearing must be made within 30 days after such hearing has been closed, unless extended by order of the Pennsylvania Commission. The Pennsylvania Commission may deny registration of the offer if, after a hearing, it finds that the takeover offer fails to provide full and fair disclosure to the offerees of all material information concerning the offer, or otherwise violates he Takeover Disclosure Law or the Pennsylvania Securities Act of 1972.

       The Pennsylvania Takeover Disclosure Law applies to takeover offers directed at Pennsylvania-domiciled corporations, as well as to corporations having their principal places of business and substantial assets in Pennsylvania.

       The Federal law which comprehensively regulates tender offers (known as the "Williams Act") will continue to apply whether or not the Reincorporation occurs.

Other

       Other Statutory Differences. Shareholders should be aware that there are other differences between Pennsylvania and Delaware Law. In addition, changes could be made in the laws of either jurisdiction or in their interpretation which could affect the rights of shareholders.

AMENDMENT, DEFERRAL OR TERMINATION OF THE MERGER AGREEMENT

       If approved by the shareholders at the Annual Meeting, it is anticipated that the Reincorporation will become effective at the earliest practicable date. However, the Merger Agreement provides that the Merger Agreement may be amended, modified or supplemented before or after approval by the shareholders of the Company; but no such amendment, modification or supplement may be made if it would have a material adverse effect upon the rights of the Company's shareholders unless it has been approved by the shareholders. The Merger Agreement also provides that the Company may terminate and abandon the Merger or defer its consummation for a reasonable period, notwithstanding shareholder approval, if in the opinion of the Board of Directors or, in the case of deferral, of an authorized officer, such action would be in the best interests of the Company and its shareholders. The Merger Agreement provides that the consummation of the Merger is subject to certain conditions, including the obtaining of all necessary or desirable regulatory approvals, the absence of pending or threatened litigation regarding the Reincorporation, and the approval, if necessary, of the CP Delaware Common Stock for listing on the OTC Bulletin Board upon official notice of issuance.

FEDERAL INCOME TAX CONSEQUENCES OF THE MERGER

       The Company believes that, for federal income tax purposes, no gain or loss will be recognized by the holders of CP Pennsylvania Common Stock or options to purchase CP Pennsylvania Common Stock as a result of the consummation of the Reincorporation and no gain or loss will be recognized by CP Pennsylvania or CP Delaware. Each holder of CP Pennsylvania Common Stock will have the same basis in the CP Delaware Common Stock received pursuant to the Reincorporation as he or she has in the CP Pennsylvania Common Stock held immediately prior to the Reincorporation, and his or her holding period with respect to the CP Delaware Common Stock will include the period during which he or she held the corresponding CP Pennsylvania Common Stock, so long as the CP Pennsylvania Common Stock was held as a capital asset at the time of consummation of the Reincorporation.

       ALTHOUGH IT IS NOT ANTICIPATED THAT STATE OR LOCAL INCOME TAX CONSEQUENCES TO SHAREHOLDERS WILL VARY FROM THE FEDERAL INCOME TAX CONSEQUENCES DESCRIBED ABOVE, SHAREHOLDERS SHOULD CONSULT THEIR OWN TAX ADVISORS AS TO THE EFFECT OF THE REINCORPORATION UNDER STATE, LOCAL OR FOREIGN INCOME TAX LAWS, AS WELL AS THE EFFECT OF THE REINCORPORATION UNDER FEDERAL INCOME TAX LAWS.

       CP Pennsylvania will not recognize gain or loss for federal income tax purposes as a result of the Merger and CP Delaware will succeed without adjustment to the tax attributes of CP Pennsylvania. CP Pennsylvania is currently subject to state income taxation in Pennsylvania. If the Reincorporation is approved, CP Delaware will be obligated to pay an annual franchise tax in Delaware.

VOTE REQUIRED AND BOARD OF DIRECTORS' RECOMMENDATION


       The affirmative vote of the holders of a majority of the votes cast by holders of all shares of CP Pennsylvania Common Stock entitled to vote thereon is required to approve and adopt the Merger Agreement and the Reincorporation.


       The Board of Directors unanimously recommends a vote "FOR" the proposal to approve and adopt the Merger Agreement and the Reincorporation. Unless a contrary specification is indicated, the enclosed Proxy will be voted "FOR" the proposal to approve and adopt the Merger Agreement and the Reincorporation.

                 THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"
                    THE REINCORPORATION OF THE COMPANY UNDER
                              THE LAWS OF DELAWARE

                             SECURITY OWNERSHIP OF
                    CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

       The following table and notes thereto set forth certain information known to the Company with respect to the beneficial ownership of the Company's Common Stock as of September 24, 1998 by (a) the "Named Executive Officers" identified under the caption "Executive Compensation and Other Information,"
(b) each director of the Company, (c) each person known by the Company to be the beneficial owner of more than 5% of the Company's Common Stock, and (d) all executive officers and directors of the Company as a group.

                                                     AMOUNT AND                   PERCENT OF
                                                NATURE OF BENEFICIAL              OUTSTANDING
NAME AND ADDRESS OF BENEFICIAL OWNER (1)             OWNERSHIP                      SHARES
---------------------------------------------------------------------------------------------------------
Michael J. Blumenfeld . . . . . . . . . . . . . .   9,691,411                        57.0%
Arthur J. Coerver   . . . . . . . . . . . . . . .     113,000                           *
Jeff Davidowitz (2) . . . . . . . . . . . . . . .     610,000                         3.6%
Robert W. Philip    . . . . . . . . . . . . . . .      67,500                           *
William H. Watkins, Jr.   . . . . . . . . . . . .      67,500                           *
All executive officers and directors as a group                                      62.0%
       (5 persons)  . . . . . . . . . . . . . . .  10,649,411



------------

*      Less than one percent

(1) The address for each person listed is 13950 Senlac, Suite 200, Farmers Branch, Texas 75235.

(2) Includes 25,000 shares issuable upon exercise of an option expiring August 9, 1999.

(3) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission. Percentages for each person are based on the 17,016,833 shares outstanding at September 24, 1998, plus the total number of outstanding options or warrants held by such person that are exercisable within 60 days of such date. Shares issuable upon exercise of outstanding options and warrants, however, are not deemed outstanding for purposes of computing the percentage ownership of any other person. Except as indicated in the footnotes to this table and pursuant to applicable community property laws, each stockholder named in the table has sole voting and investment power with respect to the shares set forth opposite such stockholder's name.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

       Section 16(a) of the Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's executive officers and directors and persons who own more than ten percent of a registered class of the Company's equity securities (collectively, the "Reporting Persons") to file reports of ownership and changes in ownership with the Securities and Exchange Commission and to furnish the Company with copies of these reports. The Company believes that all filings required to be made by the Reporting Persons during the fiscal year ended June 30, 1998 were made on a timely basis.

                                   MANAGEMENT

       The following table sets forth the names, ages and positions of the executive officers and directors of the Company as of September 24, 1998. Their respective backgrounds are described following the table:

             NAME                   AGE                          POSITION WITH THE COMPANY
---------------------------        ------     --------------------------------------------------------------
 Michael J. Blumenfeld               52       Chairman of the Board, President, and Chief Executive Officer
 Arthur J. Coerver                   55       Chief Operating Officer and Director
 Jeff Davidowitz                     41       Director
 Robert W. Philip                    62       Director
 William H. Watkins, Jr.             56       Director


-------------------------

       Michael J. Blumenfeld has served as Chairman of the Board, President, and Chief Executive Officer of the Company since February 1998. From July 1997 until February 1998, Mr. Blumenfeld served as President and Chief Executive Officer of Collegiate Pacific, Inc., a Texas corporation that sold all of its assets to the Company in February 1998. From 1992 until November 1996, Mr. Blumenfeld served as Chairman of the Board and Chief Executive Officer of Sport Supply Group, Inc., a public company engaged in the direct mail marketing of sports related equipment.

       Arthur J. Coerver joined the Company in February 1998 as Chief Operating Officer and a director. From 1991 through 1997, Mr. Coerver was Vice President, Sales and Marketing, of Sport Supply Group, Inc., a public company engaged in the direct mail marketing of sports related equipment.

       Jeff Davidowitz has served as a director of the Company since June 1994. Mr. Davidowitz also serves as President of Penn Footwear, a private company that manufactures shoes, since January 1, 1991. Prior to that, Mr. Davidowitz was Vice President of Penn Footwear.

       Robert W. Philip has served as a director of the Company since February 1998. Mr. Philip served as Executive in Residence and Lecturer in the Department of Accounting of the College of Business Administration at the University of North Texas in Denton, Texas from September 1989 until May 1994. Prior to that time, Mr. Philip served as an audit partner with Arthur Andersen, S.C. for approximately 18 years. Mr. Philip is also a director of Medical Control, Inc. (Nasdaq: MDCL), a health care cost management company. Mr. Philip is currently retired from the University of North Texas and Arthur Andersen, S.C.

       William H. Watkins, Jr. has served as a director since February 1998. Mr. Watkins has been a partner of Watkins, Watkins and Keenan, a certified public accounting firm, since December 1971.


MEETING ATTENDANCE AND COMMITTEES OF THE BOARD

       The business of the Company is managed under the direction of the Board. The Board meets during the Company's fiscal year to review significant developments affecting the Company and to act on matters requiring Board approval. The Board held 1 formal meeting and acted by unanimous written consent 2 times during the fiscal year ended June 30, 1998. All of the directors attended at least 100% of the Board meetings.

       The Board of Directors has established an Audit Committee to devote attention to specific subjects and to assist the Board in the discharge of its responsibilities. The functions of these committees and their current members are described below.

       Audit Committee. During the fiscal year, the Audit Committee was comprised of Messrs. Philip and Watkins. The Audit Committee reviews, acts on and reports to the Board of Directors with respect to various auditing and accounting matters, including the selection of the Company's independent accountants, the scope of the annual audits, fees to be paid to the independent accountants and the accounting practices of the Company. The Audit Committee held no formal meetings during the last fiscal year.

       Stock Option Committee. The Board of Directors will establish a Stock Option Committee to administer the 1998 Collegiate Pacific Inc. Stock Option Plan upon approval by the shareholders. The committee will be comprised of at least two non-employee directors.

       The Board of Directors does not have a standing nominating committee, compensation committee, or any other committee performing similar functions. The functions customarily attributable to a nominating committee or a compensation committee are performed by the Board of Directors as a whole.

                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

SUMMARY COMPENSATION TABLE

       The following table sets forth information with respect to the compensation paid by the Company to its chief executive officer and to each other executive officer of the Company who received at least $100,000 in salary and bonus during 1998 (the "Named Executive Officers").

                                                                             LONG TERM
                                                                            COMPENSATION
                                              ANNUAL COMPENSATION (1)          AWARDS
                                            ----------------------------   -------------
                                                                            SECURITIES
                                 FISCAL                                     UNDERLYING       ALL OTHER
 NAME AND PRINCIPAL POSITION      YEAR         SALARY          BONUS        OPTIONS (#)     COMPENSATION
-----------------------------   -------     -----------      -----------   -------------    -------------
 Michael J. Blumenfeld,           1998      $77,000.00            --            --               --
        Chairman, President
        & Chief Executive
        Officer (2)

---------------

(1) In each case, the aggregate value of other annual compensation, including perquisites and other personal benefits, does not exceed the lesser of $50,000 or 10% of the total annual salary and bonus reported for the Named Executive Officer.

(2) Mr. Blumenfeld became Chairman, President and Chief Executive Officer on February 17, 1998.

       During 1998, no options to purchase shares of Common Stock were granted under the Company's stock options plans.

DIRECTOR COMPENSATION


       The Company pay its non-employee directors $7,500 cash compensation annually, and reimburses all directors for expenses incurred in attending board and committee meetings. Upon approval of the 1998 Collegiate Pacific Inc. Stock Option Plan, non-employee directors will annually be granted nonqualified options to purchase 2,500 shares of Common Stock.


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

       On February 17, 1998, the Company sold 10,000,000 shares of Common Stock to Michael J. Blumenfeld (9,800,000 shares) and Adam Blumenfeld (200,000 shares) for $0.20 per share, or an aggregate purchase price of $2,000,000, in cash pursuant to the terms and subject to the conditions of that certain Stock Purchase Agreement dated August 18, 1997 by and between the Company and Michael and Adam Blumenfeld. Adam Blumenfeld is the son of Mr. Blumenfeld. Mr. Blumenfeld was not an officer or director of the Company at the time of the execution of the Stock Purchase Agreement. The consideration paid by Mr. Blumenfeld for the Common Stock was based on the average of the high and low bid price of the Common Stock as reported by the NASD on August 18, 1997, the date of the Stock Purchase Agreement.

       On February 17, 1998, in connection with the Stock Purchase Agreement set forth above, the Company sold (i) 110,000 shares of Common Stock to Arthur
J. Coerver, who became a director of the Company upon consummation of the Stock Purchase Agreement, at $.20 per share, (ii) 67,500 shares of Common Stock to Robert W. Philip, who became a director of the Company upon consummation of the Stock Purchase Agreement, at $.20 per share, and (iii) 67,500 shares of Common Stock to William H. Watkins, Jr., who became a director of the Company upon consummation of the Stock Purchase Agreement, at $.20 per share.


       Since April 14, 1997, Michael J. Blumenfeld has made loans, net of repayments, to the Company in an aggregate amount approximating $755,000, which are payable on demand and bear interest at the rate of 12% per annum. As of June 30, 1998, the aggregate amount outstanding for such loans (including accrued interest) was $899,836.

                             STOCKHOLDER PROPOSALS


       A proper proposal submitted by a stockholder in accordance with applicable rules and regulations for presentation at the Company's next annual meeting that is received at the Company's principal executive office between July 14, 1999 and August 13, 1999 will be included in the Company's proxy statement and form of proxy for that meeting.


                        PERSONS MAKING THE SOLICITATION

       The enclosed proxy is solicited on behalf of the Board of Directors of the Company. The cost of soliciting proxies in the accompanying form will be paid by the Company. Officers of the Company may solicit proxies by mail, telephone or telegraph. Upon request, the Company will reimburse brokers, dealers, banks and trustees, or their nominees, for reasonable expenses incurred by them in forwarding proxy material to beneficial owners of shares of the Common Stock.

                         INDEPENDENT PUBLIC ACCOUNTANTS


       King Griffin & Adamson, P.C., independent certified public accountants, has been selected by the Board of Directors as the Company's independent auditor for the current fiscal year. A representative of King Griffin & Adamson, P.C. is expected to be present at the Annual Meeting, will have an opportunity to make a statement if he or she desires to do so and is expected to be available to respond to appropriate questions.


                                 OTHER MATTERS

       The Board of Directors is not aware of any matter to be presented for action at the meeting other than the matters set forth herein. Should any other matter requiring a vote of stockholders arise, the proxies in the enclosed form confer upon the person or persons entitled to vote the shares represented by such proxies discretionary authority to vote the same in accordance with their best judgment in the interest of the Company.

                              FINANCIAL STATEMENTS


       A copy of the Company's Annual Report on Form 10-KSB for the year ended June 30, 1998 accompanies this Proxy Statement. The consolidated balance sheet of the Company as of June 30, 1998, and the related consolidated statements of operations, stockholders' equity, and cash flows for the year ended June 30, 1998 contained on pages 11 through 15 of the Company's Annual Report on Form 10-KSB, the Management's Discussion and Analysis or Plan of Operation contained on pages 6 through 7 of such Annual Report, and the Changes in and Disagreements with Accountants on Accounting and Financial Disclosure on page 22 of such Annual Report are incorporated by reference in this Proxy Statement. The remainder of the Annual Report does not constitute a part of the proxy solicitation material.


       THE COMPANY WILL PROVIDE, WITHOUT CHARGE, TO EACH PERSON TO WHOM A COPY OF THIS PROXY STATEMENT IS DELIVERED, UPON THE WRITTEN OR ORAL REQUEST OF SUCH PERSON AND BY FIRST CLASS MAIL OR OTHER EQUALLY PROMPT MEANS WITHIN ONE BUSINESS DAY OF RECEIPT OF SUCH REQUEST, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB. REQUESTS SHOULD BE DIRECTED TO THE ATTENTION OF ARTHUR J. COERVER, COLLEGIATE PACIFIC INC., 13950 SENLAC, SUITE 200, FARMERS BRANCH, TEXAS 75235..

                                           By Order of the Board of Directors,

                                           MICHAEL J. BLUMENFELD,
                                           President and Chief
                                           Executive Officer



November 20, 1998

                                                                       EXHIBIT A

                         1998 COLLEGIATE PACIFIC INC.
                               STOCK OPTION PLAN




1.     PURPOSE


       The purpose of the 1998 Collegiate Pacific Inc. Stock Option Plan (hereinafter called the "Plan") is to advance the interests of Collegiate Pacific Inc. (hereinafter called the "Company") by strengthening the ability of the Company to attract and retain key personnel of high caliber through encouraging a sense of proprietorship by means of stock ownership.


       Certain options granted under this Plan are intended to qualify as "incentive stock options" pursuant to Section 422 of the Internal Revenue Code of 1986 (the "Code"), while certain other options granted under the Plan will constitute nonqualified options.


       This Plan supersedes the Drug Screening Systems, Inc. Stock Option Plan of 1994, which has been terminated effective December 11, 1998.


2.     DEFINITIONS

       As used in this Plan, and in any Option Agreement, as hereinafter defined, the following terms shall have the following meanings, unless the context otherwise requires:

       (a) "Common Stock" shall mean the Common Stock of the Company, par value $.01 per share.

       (b) "Date of Grant" shall mean the date on which a stock option is granted pursuant to this Plan.

       (c) "Non-Employee Director" shall mean an individual who is a "non-employee director" within the meaning set forth therefor in Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and also an "outside director" within the meaning of Treasury Regulation Section 1.162-27(e)(3).

       (d) "Fair Market Value" shall mean the closing sale price (or average of the quoted closing bid and asked prices if there is no closing sale price reported) of the Common Stock on the date specified as reported by NASDAQ or by the principal national stock exchange on which the Common Stock is then listed. If there is no reported price information for such date, the Fair Market Value will be determined by the reported price information for Common Stock on the day nearest preceding such date.

       (e) "Optionee" shall mean the person to whom an option is granted under the Plan or who has obtained the right to exercise an option in accordance with the provisions of the Plan.

       (f) "Subsidiary" shall mean any now existing or hereinafter organized or acquired corporation of which more than fifty percent (50%) of the issued and outstanding voting stock is owned or controlled directly or indirectly by the Company or through one or more Subsidiaries of the Company.

3.     SHARES SUBJECT TO THE PLAN


       Subject to the provisions of Section 9 of this Plan, the aggregate amount of Common Stock for which options may be granted under this Plan shall not exceed 2,000,000 shares of Common Stock. The number of shares of Common Stock subject to awards granted to any individual Optionee from December 11, 1998 to December 10, 2008 shall not exceed the number set forth in the immediately preceding sentence, as it may be amended from time to time. Such shares may be authorized and previously unissued shares or previously issued shares that have been reacquired by the Company. Any shares subject to unexercised portions of options granted under this Plan which shall have terminated, been canceled, or expired may again be subject to options under this Plan, but shall not increase the number of options that may be granted to an individual Optionee pursuant to the second sentence of this Section 3.


4.     ADMINISTRATION


       (a) The Plan shall be administered by the Board of Directors or, at the option of the Board of Directors, a committee of two or more Non-Employee Directors appointed by the Board of Directors of the Company (the group responsible for administering the Plan is referred to herein as the "Committee"). Options may be granted under this Section 4(a) only (i) by the unanimous agreement of the members of the Committee; (ii) by resolution of the Board of Directors, duly adopted; or (iii) in compliance with Section 14 of the Exchange Act, by affirmative vote of a majority of the shareholders of the Company, present or represented, and duly entitled to vote on such matters at meetings held in accordance with the laws of the State of Delaware, either in advance of the grant or no later than the next annual meeting of shareholders. Notwithstanding the foregoing, options may be granted to "covered employees"
(as defined in Section 162(m)(3) of the Code) solely by the Committee. The Committee may create a subcommittee for purposes of making grants to officers and directors if the Committee would otherwise not qualify for making such grants under Rule 16b-3 or Section 162(m) of the I.R.C. References herein to the "Committee" shall include any such subcommittee. Stock option agreements ("Option Agreements"), in the forms as approved by the Committee, and containing such terms and conditions not inconsistent with the provisions of this Plan as shall have been determined by the Committee, may be executed on behalf of the Company by the Chairman of the Board, the President or any Vice President of the Company. Except with respect to Section 4(b) of this Plan, the Committee shall have complete authority to construe, interpret and administer the provisions of the Plan and the provisions of the Option Agreements granted hereunder; to prescribe, amend and rescind rules and regulations pertaining to the Plan; and to make all other determinations necessary or deemed advisable in the administration of the Plan. The determinations, interpretations and constructions made by the Committee shall be final and conclusive.



       (b) Members of the Committee shall be specified by the Board of Directors, and shall consist solely of Non-Employee Directors. On the date Non-Employee Directors are specified as Committee members by the Board of Directors and on each subsequent anniversary of such date that a Non-Employee Director serves as a Committee member, such Non-Employee Director shall automatically be granted nonqualified options to purchase 2,500 shares of Common Stock. The purchase price or prices for Common Stock subject to an option granted under this Section 4(b) shall be 100% of the Fair Market Value of the Common Stock on the Date of Grant.


5.     ELIGIBILITY


       (a) Incentive stock options to purchase Common Stock may be granted under Section 4(a) of the Plan to such key employees of the Company or its Subsidiaries (including any director who is also a key employee of the Company or one of its Subsidiaries) as shall be determined by the Committee. Nonqualified stock options to purchase Common Stock may be granted under Section 4(a) of the Plan to such key employees, directors or consultants of the Company or its Subsidiaries as shall be determined by the

Committee. Nonqualified stock options may be granted to a Non-Employee Director under Section 4(a) in addition to the nonqualified options granted under
Section 4(b). Which persons are to be granted options under Section 4(a) of the Plan, the number of options, the number of shares subject to each option, the exercise price or prices of each option, the vesting and exercise period of each option, whether an option may be exercised as to less than all of the Common Stock subject thereto, and such other terms and conditions of each option, if any, as are not inconsistent with the provisions of this Plan shall be determined on the Date of Grant and specified in an Option Agreement in accordance with Section 4(a) of this Plan.



       (b) Notwithstanding any provision of this Plan to the contrary, unless the shareholders of the Company approve the Plan at the December 11, 1998 shareholders' meeting: (a) no option may be granted to a "covered employee" (within the meaning of Section 162(m)(3) of the Code) on or after December 11, 1998, (b) no option granted on or after December 11, 1998 may be exercised during any year in which the Optionee is a "covered employee," and (c) no option granted under the Plan shall be an incentive stock option.



       (c) The Committee may, in its sole discretion, provide in an Option Agreement for vesting of stock options to accelerate upon a change in control of the Company and enable an employee to "put" the excess of the fair market value over the exercise price of the options to the Company in the event of a change in control. Notwithstanding the foregoing, in no event shall the acceleration of any Option hereunder upon a change of control of the Company occur to the extent an "excess parachute payment" (as defined in Section 280G of the Code) would result. In the event that the Committee determines that such an excess parachute payment would result if acceleration occurred (when added to any other payments or benefits contingent on a change of control under any other agreements, arrangements or plans) then the number of shares as to which exercisability is accelerated shall be reduced so that total parachute payments do not exceed 299% of the Optionee's "base amount," as defined in Section 280G(b)(3) of the Code.



       (d) In connection with the granting of incentive stock options, the aggregate Fair Market Value (determined at the Date of Grant of an incentive stock option) of the shares with respect to which incentive stock options are exercisable for the first time by an Optionee during any calendar year (under all such plans of the Optionee's employer corporation and its parent and subsidiary corporations as defined in Section 424 of the Code) shall not exceed $100,000 or such other amount as from time to time provided in Section 422(d) of the Code or any successor provision. In the event that the Optionee's total Qualified Options exceed the $100,000 limit in any calendar year (whether due to acceleration of exercisability, miscalculation, error or otherwise) the amount of Qualified Options that exceed such limit shall be treated as Nonqualified Options. The Qualified Options granted earliest (whether under this Plan or any other agreement or plan) shall be applied first to the $100,000 limit. In the event that only a portion of the Qualified Options granted at the same time can be applied to the $100,000 limit, the Corporation shall issue separate share certificates for such number of shares as does not exceed the $100,000 limit, and shall designate such shares as Qualified Option stock in its share transfer records. An Option Agreement may contain such additional provisions with respect to vesting as the Committee may specify.


6.     EXERCISE PRICE


       The purchase price or prices for Common Stock subject to an option (the "Exercise Price") granted pursuant to Section 4(a) of the Plan shall be determined at the Date of Grant; provided, however, that (a) the Exercise Price for any option shall not be less than 100% of the Fair Market Value of the Common Stock at the Date of Grant, and (b) if the Optionee owns more than 10 percent of the total combined voting power of all classes of stock of the Company or its parent or any of its subsidiaries, as more fully described in
Section 422(b)(6) of the Code or any successor provision (such stockholder is referred to herein as a "10-Percent Stockholder"), the Exercise Price for any incentive stock option granted to such Optionee shall not be less than 110% of the Fair Market Value of the Common Stock at the Date of Grant.


7.     TERM OF STOCK OPTIONS AND LIMITATIONS ON RIGHT TO EXERCISE


       No incentive stock option granted pursuant to Section 4(a) of this Plan shall be exercisable (a) more than five years after the Date of Grant with respect to a 10-Percent Stockholder, and (b) more than ten years after the Date of Grant with respect to all persons other than 10-Percent Stockholders. No nonqualified stock option granted pursuant to Section 4(a) of this Plan shall be exercisable more than ten years after the Date of Grant. Nonqualified stock options granted to members of the Committee pursuant to Section 4(b) of this Plan shall be exercisable for ten years, except that in the event of death or termination of such member as a director of the Company or a Subsidiary, such nonqualified stock options shall only be exercisable for one year following the date of such member's death or termination (or if shorter, the remaining term of the option). The Company shall not be required to issue any fractional shares upon the exercise of any options granted under this Plan. No Optionee nor his legal representatives, legatees or distributees, as the case may be, will be, or will be deemed to be, a holder of any shares subject to an option unless and until said option has been exercised and the purchase price of the shares in respect of which the option has been exercised has been paid. An option shall not be exercisable except by the Optionee (including transferees pursuant to Subsection 11(b) below) or by a person who has obtained the Optionee's rights under the option by will or under the laws of descent and distribution.

8.     TERMINATION OF EMPLOYMENT


       The conditions that shall apply to the exercise of an option granted under Section 4(a) in the event an Optionee shall cease to be employed by the Company or a Subsidiary for any reason shall be determined at the Date of Grant and shall be set forth in an Option Agreement. In the event of the death of an Optionee while in the employ or while serving as a director of the Company or a Subsidiary, the option theretofore granted to him shall be exercisable by the executor or administrator of the Optionee's estate, or if the Optionee's estate is not in administration, by the person or persons to whom the Optionee's right shall have passed under the Optionee's will or under the laws of descent and distribution, within the year next succeeding the date of death or such other period as may be specified in the Option Agreement, but in no case later than the expiration date of such option, and then only to the extent that the Optionee was entitled to exercise such option at the date of his death. Neither this Plan nor any option granted hereunder is intended to confer upon any Optionee any rights with respect to continuance of employment or other utilization of his services by the Company or by a Subsidiary, nor to interfere in any way with his right or that of his employer to terminate his employment or other services at any time (subject to the terms of any applicable contract).


9.     DILUTION OR OTHER ADJUSTMENTS

       In the event that there is any change in the Common Stock subject to this Plan or subject to options granted hereunder as the result of any stock dividend on, dividend of or stock split or stock combination of, or any like change in, stock of the same class or in the event of any change in the capital structure of the Company, the Board of Directors or the Committee shall make such adjustments with respect to options, or any provisions of the Plan, as it deems appropriate to prevent dilution or enlargement of option rights.

10.    EXPIRATION AND TERMINATION OF THE PLAN

       Options may be granted at any time under Section 4(a) of the Plan and as specified under Section 4(b) of the Plan prior to December 31, 2005, as long as the total number of shares which may be issued pursuant to options granted under this Plan does not (except as provided in Section 9 above) exceed the limitations of Section 3 above. This Plan may be abandoned, suspended or terminated at any time by the Board of Directors of the Company except with respect to any options then outstanding under the Plan.

11.    RESTRICTIONS ON ISSUANCE OF SHARES

       (a) The Company shall not be obligated to sell or issue any shares upon the exercise of any option granted under this Plan unless:


              (i) The shares with respect to which such option is being exercised have been registered under applicable federal securities laws or are exempt from such registration;

              (ii) The prior approval of such sale or issuance has been obtained from any state regulatory body having jurisdiction; and

              (iii) In the event the Common Stock has been listed on any exchange, the shares with respect to which such option is being exercised have been duly listed on such exchange in accordance with the procedure specified therefor.


If the shares to be issued upon the exercise of any option granted under the Plan are intended to be issued by the Company in reliance upon the exemptions from the registration requirements of applicable federal securities laws, the Optionee, if so requested by the Company, shall furnish to the Company such evidence and representations, including an opinion of counsel, satisfactory to it, as the Company may reasonably request.


       (b) All or a portion of the nonqualified options to be granted to an Optionee may, in the discretion of the Committee (or the Board of Directors, as the case may be), be on terms which permit transfer by such Optionee to (i) the spouse, children or grandchildren of the Optionee ("Immediate Family Members"),
(ii) a trust or trusts for the exclusive benefit of such Immediate Family Members, or (iii) a partnership or other entity in which such Immediate Family Members are the only partners, provided that (x) the stock option agreement pursuant to which such nonqualified options are granted must be approved by the Committee, and must expressly provide for transferability in a manner consistent with this Section, and (y) subsequent transfers of transferred options shall be prohibited except by will or the laws of descent and distribution. Following transfer, any such options shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, provided that for purposes of each Option Agreement and Sections 7, 11(a) and (c) and 14(ii) hereof the term "Optionee" shall be deemed to refer to the transferee. The events of termination of employment of Section 8 hereof shall continue to be applied with respect to the original Optionee, following which the options shall be exercisable by the transferee only to the extent, and for the periods specified herein and in the Stock Option Agreement.


       (c) Except as set forth in (b) above, no option granted pursuant to the Plan shall be transferable by the Optionee other than by will or the laws of descent and distribution or between spouses or incident to divorce within the meaning of Section 1041 of the Code or any successor provision.

       (d) Any Common Stock issued to an officer or director of the Company pursuant to the exercise of an option granted pursuant to the Plan shall not be transferred until at least 6 months have elapsed from the date of grant of such option to the date of disposition of the Common Stock underlying such option.

       (e) The Board of Directors or Committee may impose such other restrictions on the ownership and transfer of shares issued pursuant to this Plan as it deems desirable; any such restrictions shall be set forth in any Option Agreement entered into hereunder.

12.    PROCEEDS

       The proceeds to be received by the Company upon exercise of any option granted under this Plan may be used for any proper purposes.


13.    AMENDMENT OF THE PLAN AND OPTIONS



       (a) The Board of Directors may amend the Plan from time to time in such respects as it may deem advisable in its sole discretion or in order that the options granted hereunder shall conform to any change in applicable laws, including tax laws, or in regulations or rulings of administrative agencies or in order that options granted or stock acquired upon exercise of such options may qualify for simplified registration under applicable securities or other laws; provided, however, that no amendment may be made without the consent of stockholders which would materially (a) increase the benefits accruing to participants under the Plan, (b) increase the number of securities which may be issued under the Plan or the number of options that may be granted to any individual Optionee, other than in accordance with Section 9 hereof, or (c) modify the requirements as to eligibility for participation in the Plan.

       (b) At any time and from time to time, the Board of Directors or the Committee may execute an instrument providing for modification, extension or renewal of any outstanding Option, provided that no such modification, extension or renewal shall impair the Option without the consent of the holder of the Option. Notwithstanding the foregoing:

            (i) In the event of such a modification, substitution, extension or renewal of a Qualified Option, the Committee may increase the exercise price of such Option if necessary to retain the qualified status of such Option, and

            (ii) The Committee may, in its discretion and without the holder's consent, convert, any Qualified Option into a Nonqualified Option.

14.    PAYMENT UPON EXERCISE; WITHHOLDING


              (a) Shares of Common Stock shall be issued to the Optionee upon payment in full either in cash or by an exchange of shares of Common Stock of the Company previously owned by the Optionee, or a combination of both, in an amount or having a combined value equal to the aggregate Exercise Price for the shares subject to the option or portion thereof being exercised provided, however, that previously owned shares have been held by the Optionee at least six (6) months prior to the date of exercise. The value of the previously owned shares of Common Stock exchanged in full or partial payment for the shares purchased upon the exercise of an option shall be equal to the Fair Market Value of such shares on the date of the exercise of such Option. The Optionee shall be entitled to elect to pay all or a portion of the aggregate purchase price by having shares of Common Stock having a Fair Market Value on the date of exercise equal to the aggregate Exercise Price withheld by the Company or sold by a broker-dealer under circumstances meeting the requirements of 12 C.F.R. Part 220. In addition, upon the exercise of any option granted under the Plan, the Company, in its sole discretion, may make financing available to the Optionee for the purchase of the Common Stock that may be acquired pursuant to the exercise of such option on such terms as the Committee shall specify.



              (b) The Company may defer making payment or delivery of any benefits under the Plan until satisfactory arrangements have been made for the payment of any tax attributable to any amounts payable on shares deliverable under the Plan. The Optionee shall be entitled to elect to pay all or a portion of all taxes arising in connection with the exercise of any option by paying cash or electing to (i) have the Company withhold shares of Common Stock that were to be issued to the Optionee upon such exercise, or (ii) deliver other shares of Common Stock previously owned by the Optionee having a Fair Market Value equal to the amount to be withheld; provided, however, that the amount to be withheld shall not exceed the Optionee's estimated total federal (including
       FICA), state and local tax obligations associated with the transaction. The Fair Market Value of fractional shares remaining after payment of the withholding taxes shall be paid to the Optionee in cash.



15.    STOCKHOLDERS' APPROVAL



       The Plan was approved by the stockholders of the Company on December 11, 1998.


16.    LIABILITY OF THE COMPANY

       Neither the Company, its directors, officers or employees, nor any of the Company's Subsidiaries which are in existence or hereafter come into existence, shall be liable to any Optionee or other person if it is determined for any reason by the Internal Revenue Service or any court having jurisdiction that any incentive stock options granted hereunder do not qualify for tax treatment as incentive stock options under Section 422 of the Code.

                                                                       EXHIBIT B

                          AGREEMENT AND PLAN OF MERGER

       This Agreement Plan of Merger (the "Plan") is made and entered into as of the _____ day of ________, 1998 by and among Collegiate Pacific Inc., a Pennsylvania corporation ("CP Pennsylvania"), and CP Delaware, a Delaware corporation ("CP Delaware").

       WHEREAS, the parties hereto desire to merge CP Pennsylvania with and into CP Delaware; and

       WHEREAS, the Agreement and the transactions contemplated thereby will qualify as a reorganization under Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended;

       NOW, THEREFORE, the parties to this Plan, in consideration of the mutual covenants, agreements and provisions hereinafter contained, do hereby prescribe the terms and conditions of this merger and the mode of carrying the same into effect as follows:

       FIRST: CP Pennsylvania (sometimes hereinafter referred to as the "Merged Corporation") shall merge with and into CP Delaware (sometimes hereinafter referred to as the "Surviving Corporation") and CP Delaware shall be the surviving corporation after this merger (the "Merger").

       SECOND: The Articles of Incorporation of CP Delaware, as in effect at the Effective Time (as defined below), shall continue in full force and effect as the Articles of Incorporation of the Surviving Corporation.

       THIRD: The manner of converting the shares of CP Pennsylvania into shares of the Surviving Corporation shall be as follows: each share of common stock of CP Pennsylvania which shall be issued and outstanding immediately prior to the Effective Time of the Merger shall, by virtue of the Merger, automatically be converted into one fully paid and non-assessable share of common stock of the Surviving Corporation, which shall constitute all of the issued and outstanding shares of common stock of the Surviving Corporation immediately after the Effective Time of the Merger.

       FOURTH:  The further terms and conditions of the Merger are as follows:

       (a) The Bylaws of CP Delaware, as in effect at the Effective Time, shall be and remain the Bylaws of the Surviving Corporation until the same shall be altered, amended or repealed as therein provided.

       (b) The Board of Directors of CP Delaware, as of the Effective Time, shall consist of the persons who are listed on Schedule 1.3 attached hereto and incorporated herein by this reference, until the next annual meeting of stockholders and until their successors shall have been duly elected and qualified.

       (c) The officers of CP Delaware, as of the Effective Time, shall continue in office as the officers of the Surviving Corporation until the next annual meeting of stockholders and until their successors shall have been duly elected and qualified.

       (d) At the Effective Time, the employees, if any, of CP Pennsylvania immediately prior to the Effective Time shall become employees of the Surviving Corporation, and shall continue to be entitled to rights and benefits substantially equivalent to those which they enjoyed as employees of CP Pennsylvania.

       (e) The Merger shall be effective as of 12:01 a.m. on ________ ___, 1998 (the "Effective Time").


       (f) At the Effective Time, all the property, subsidiaries, rights, privileges, franchises, patents, trademarks, licenses, registrations and all other assets of every kind and description of the Merged Corporation shall be transferred to, vested in and devolve upon the Surviving Corporation without further act or deed and all property, rights and every other interest of the Surviving Corporation and the Merged Corporation shall be as effectively the property of the Surviving Corporation as they were of the Surviving Corporation and the Merged Corporation, respectively. The Merged Corporation hereby agrees from time to time, as and when requested by the Surviving Corporation or by its successors or assigns, to execute and deliver or cause to be executed and delivered all such deeds and instruments and to take or cause to be taken such further or other actions as the Surviving Corporation may deem necessary or desirable in order to vest or perfect in or confirm to the Surviving Corporation title to and possession of any and all property, rights, privileges, immunities, powers, franchises and interests of the Merged Corporation acquired or to be acquired by reason of or as a result of the Merger, and otherwise to carry out the intent and purposes hereof, and the proper officers and directors of the Merged Corporation and the proper officers and directors of the Surviving Corporation are fully authorized in the name of the Merged Corporation or otherwise to take any and all such action.

       (g) The Surviving Corporation shall assume all of the obligations and liabilities of the Merged Corporation. The assets, liabilities, reserves and accounts of CP Pennsylvania shall be taken up on the books of the Surviving Corporation at the amounts at which they are then carried on the books of CP Pennsylvania, subject to such adjustments or eliminations of intercompany items as may be appropriate in giving effect to the Merger.

       (h) The Surviving Corporation hereby (i) agrees that it may be served with process in the State of Delaware in any proceeding for the enforcement of any obligation of the Merged Corporation; (ii) irrevocably appoints the Secretary of State of Delaware as its agent to accept service of process in any such proceeding; and (iii) agrees that it will promptly pay to any dissenting shareholder of the Merged Corporation the amount, if any, to which they shall be entitled pursuant to the laws of the State of Delaware.

       (i) The number of shares of CP Pennsylvania held by shareholders who have properly perfected dissenters rights under Subchapter D of Chapter 15 of the Pennsylvania Business Corporation Law ("Dissenters Shares") shall not exceed five percent (5%) of the aggregate number of issued and outstanding shares of CP Pennsylvania Common Stock as of the Effective Time.

       IN WITNESS WHEREOF, this Plan is executed on the date first written above.



                                    COLLEGIATE PACIFIC INC.,
                                    a Pennsylvania corporation


                                    By:
                                        ----------------------------------------
                                    Name:  Michael J. Blumenfeld
                                    Title: President and Chief Executive Officer


                                    CP DELAWARE,
                                    a Delaware corporation


                                    By:
                                       -----------------------------------------
                                    Name:  Michael J. Blumenfeld
                                    Title: President and Chief Executive Officer

                                                                       EXHIBIT C

                  CERTIFICATE OF INCORPORATION OF CP DELAWARE

                                   ARTICLE I

             The name of the Corporation is Collegiate Pacific Inc.

                                   ARTICLE II

       The name of the Corporation's registered agent and the address of its registered office in the State of Delaware is Corporation Service Company, 1013 Centre Road, Wilmington, New Castle County, Delaware 19805-1297.

                                  ARTICLE III

       The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

                                   ARTICLE IV

       A. The total number of shares of capital stock which the Corporation shall have the authority to issue is 51,000,000 shares consisting of (a) 1,000,000 shares of Preferred Stock, $.01 par value per share, and (b) 50,000,000 shares of Common Stock, $.01 par value.

       B.     Designations of Preferred Stock

              1. Shares of Preferred Stock may be issued from time to time in one or more series, each such series to have distinctive serial designations, as shall hereafter be determined in the resolution or resolutions providing for the issue of such series from time to time adopted by the Board of Directors pursuant to the authority which is hereby vested in the Board of Directors.

              2.     Each series of Preferred Stock

                     (i)    may have such number of shares;

                     (ii) may have such voting power, full or limited, or may be without voting power;

                     (iii) may be subject to redemption at such time or times and at such prices;

                     (iv) may be entitled to receive dividends (which may be cumulative or noncumulative), payable in cash, securities or property, at such rate or rates, on such conditions, and at such times, and payable in preference to, or in such relation to, the dividends payable in any other class or classes or series of stock;

                     (v) may be made convertible into, or exchangeable for, shares of any other class or classes or of any other series of the same or any other class or classes of stock of the Corporation at such price or prices or at such rates of exchange, and with such adjustments;

                     (vi) may be entitled to the benefit of a sinking fund or purchase fund to be applied to the purchase or redemption of shares of such series in such amount or amounts;

                     (vii) may be entitled to the benefit of conditions and restrictions upon the creation of indebtedness of the Corporation or any subsidiary, upon the issue of any additional stock (including additional shares of such series or of any other series) and upon payment of dividends or the making of other distributions on, and the purchase, redemption, or other acquisition by the Corporation or any subsidiary, of any outstanding stock of the Corporation, or of other affirmative or negative covenants;

                     (viii) may have certain rights in the event of voluntary or involuntary liquidation, dissolution, or winding up of the Corporation, and relative rights of priority of payment of shares of that series; and

                     (ix) may have such other relative, participating, optional or other special rights and qualifications, limitations or restrictions thereof;

all as shall be stated in a resolution or resolutions providing for the issue of such Preferred Stock. Except where otherwise set forth in the resolution or resolutions adopted by the Board of Directors providing for the issue of any series of Preferred Stock, the number of shares comprising such series may be increased or decreased (but not below the number of shares then outstanding) from time to time by action of the Board of Directors.

                                   ARTICLE V

       In furtherance and not limitation of the powers conferred by the laws of the State of Delaware, the Board of Directors is expressly authorized to alter, amend or repeal the bylaws of the Corporation or to adopt new bylaws.

                                   ARTICLE VI

       The incorporator is Michael S. J. Lozich, whose mailing address is 1717 Main Street, Suite 2800, Dallas, Texas 75201.

                                  ARTICLE VII

       The number of directors constituting the initial Board of Directors is six, and the name and address of the persons who are to serve as directors until the first annual meeting of the stockholders or until their respective successors are elected and qualified are:

               Name                             Address
               ----                             -------
               Michael J. Blumenfeld            13950 Senlac, Suite 200
                                                Farmers Branch, Texas  75235

               Jeff Davidowitz                  13950 Senlac, Suite 200
                                                Farmers Branch, Texas  75235

               Arthur Coerver                   13950 Senlac, Suite 200
                                                Farmers Branch, Texas  75235

               Robert W. Philip                 13950 Senlac, Suite 200
                                                Farmers Branch, Texas  75235

               William H. Watkins, Jr.          13950 Senlac, Suite 200
                                                Farmers Branch, Texas  75235

               Harvey Rothenberg                13950 Senlac, Suite 200
                                                Farmers Branch, Texas  75235


                                  ARTICLE VIII

       A director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which the director derived any improper personal benefit. If the Delaware General Corporation Law is amended after the filing of this Certificate of Incorporation to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the Delaware General Corporation Law, as so amended.

       Any repeal or modification of the foregoing paragraph by the stockholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification.

                                   ARTICLE IX

       A. Right to Indemnification. Each person who was or is made a party or is threatened to be made a party to or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a "proceeding"), by reason of the fact that he or she, or a person of whom he or she is the legal representative, is or was a director or officer of the Corporation or is or was serving at the request of the Corporation as a director or officer of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to an employee benefit plan (hereinafter an "indemnitee"), whether the basis of such proceeding is alleged action in an official capacity as a director or officer or in any other capacity while serving as a director or officer, shall be indemnified and held harmless by the Corporation to the fullest extent authorized by the Delaware General Corporation Law, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than permitted prior thereto), against all expense, liability and loss (including, without limitation, attorneys' fees, judgments, fines, excise taxes or penalties and amounts paid or to be paid in settlement) incurred or suffered by such indemnitee in connection therewith and such indemnification shall continue with respect to an indemnitee who has ceased to be a director or officer and shall inure to the benefit of the indemnitee's heirs, executors and administrators; provided, however, that, except as provided in paragraph (B) hereof with respect to proceedings to enforce rights to indemnification, the Corporation shall indemnify any such indemnitee in connection with a proceeding initiated by such indemnitee only if such proceeding was authorized by the Board of Directors of the Corporation. The right to indemnification conferred in this Article IX shall be a contract right and shall include the right to be paid by the Corporation the expenses incurred in defending any such proceeding in advance of its final disposition (hereinafter an "advancement of expenses"); provided, however, that, if the Delaware General Corporation Law requires, an advancement of expenses incurred by an indemnitee shall be made only upon delivery to the Corporation of an undertaking (hereinafter an "undertaking"), by or on behalf of such indemnitee, to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal (hereinafter a "final adjudication") that such indemnitee is not entitled to be indemnified for such expenses under this Article or otherwise.

       B.     Right of Indemnitee to Bring Suit.  If a claim under paragraph
(A) of this Article is not paid in full by the Corporation within sixty days after a written claim has been received by the Corporation (except in the case of a claim for an advancement of expenses, in which case the applicable period shall be twenty days), the indemnitee may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim. If successful in whole or in part in any such suit, the indemnitee shall also be entitled to be paid the expense of prosecuting or defending such suit. In (i) any suit brought by the indemnitee to enforce a right to indemnification hereunder (but not in a suit brought by the indemnitee to enforce a right to an advancement of expenses) it shall be a defense that, and (ii) in any suit by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the Corporation shall be entitled to recover such expenses upon a final adjudication that, the indemnitee has not met the applicable standard of conduct set forth in the Delaware General Corporation Law. Neither the failure of the Corporation (including its Board of Directors, independent legal counsel or its stockholders) to have made a determination prior to the commencement of such suit that indemnification of the indemnitee is proper in the circumstances because the indemnitee has met the applicable standard of conduct set forth in the Delaware General Corporation Law, nor an actual determination by the Corporation (including its Board of Directors, independent legal counsel, or its stockholders) that the indemnitee has not met such applicable standard of conduct, shall create a presumption that the indemnitee has not met the applicable standard of conduct or, in the case of such a suit brought by the indemnitee, be a defense to such suit. In any suit brought by the indemnitee to enforce a right to indemnification or to an advancement of expenses hereunder or by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the burden of proving that the indemnitee is not entitled under this Article or otherwise to be indemnified, or to such advancement of expenses, shall be on the Corporation.

       C. Non-Exclusivity of Rights. The rights to indemnification and to the advancement of expenses conferred in this Article IX shall not be exclusive of any other right which any person may have or hereafter acquire under this Certificate of Incorporation or any bylaw, agreement, vote of stockholders or disinterested directors or otherwise.

       D. Insurance. The Corporation may maintain insurance, at its expense, to protect itself and any indemnitee against any expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the Delaware General Corporation Law.

       E. Indemnity of Employees and Agents of the Corporation. The Corporation may, to the extent authorized from time to time by the Board of Directors, grant rights to indemnification and to the advancement of expenses to any employee or agent of the Corporation to the fullest extent of the provisions of this Article IX or as otherwise permitted under the Delaware General Corporation Law with respect to the indemnification and advancement of expenses of directors and officers of the Corporation.

                                   ARTICLE X

       No stockholder of the Corporation shall by reason of his holding shares of any class of its capital stock have any preemptive or preferential right to purchase or subscribe for any shares of any class of the Corporation, now or hereafter to be authorized, or any notes, debentures, bonds or other securities convertible into or carrying warrants, rights or options to purchase shares of any class or any other security, now or hereafter to be authorized, whether or not the issuance of any such shares or such notes, debentures, bonds or other securities would adversely affect the dividend, voting or any other rights of such stockholder; and the Board of Directors may issue shares of any class of the Corporation, or any notes, debentures, bonds or other securities convertible into or carrying warrants, rights or options to purchase shares of any class, without offering any such shares of any class, either in whole or in part, to the existing holders of any class of stock of the Corporation.

                                   ARTICLE XI

       Cumulative voting for the election of Directors shall not be permitted.

       IN WITNESS WHEREOF, the undersigned incorporator of the Corporation hereby certifies that the facts herein stated are true, and accordingly has signed this instrument this ____ day of _____, 1998.



                                                --------------------------------
                                                MICHAEL S. J. LOZICH
                                                Incorporator

                                                                       EXHIBIT D

                             BY-LAWS OF CP DELAWARE

                                   ARTICLE I

                                    OFFICES

       Section 1. Registered Office. The registered office of the corporation shall be in the City of Wilmington, County of New Castle, State of Delaware.

       Section 2. Other Offices. The corporation may also have offices at such other places, both within and without the State of Delaware, as the Board of Directors may from time to time determine or as the business of the corporation may require.


                                   ARTICLE II

                            MEETINGS OF STOCKHOLDERS

       Section 1. Place of Meetings. Meetings of stockholders may be held at such time and place, within or without the State of Delaware, as shall be stated in the notice of the meeting or in a duly executed waiver of notice thereof.

       Section 2. Annual Meetings. An annual meeting of stockholders shall be held on such day in each fiscal year of the corporation and at such time and place as may be fixed by the Board of Directors, at which meeting the stockholders shall elect a Board of Directors and transact such other business as may properly be brought before the meeting.

       Section 3. Notice of Annual Meeting. Written or printed notice of the annual meeting, stating the place, day and hour thereof, shall be given to each stockholder entitled to vote thereat at such address as appears on the books of the corporation, not less than ten days nor more than sixty days before the date of the meeting.

       Section 4. Special Meetings. Special meetings of the stockholders, for any purpose or purposes, unless otherwise prescribed by statute or the certificate of incorporation, may be called by the President, and shall be called by the President or the Secretary at the request in writing of a majority of the Board of Directors, or at the request in writing of stockholders of record owning at least one-tenth (1/10) of all shares issued and outstanding and entitled to vote at such meeting. Such request shall state the purpose or purposes of the proposed meeting.

       Section 5. Notice of Special Meetings. Written or printed notice of a special meeting of stockholders, stating the place, day and hour and purpose or purposes thereof, shall be given to each stockholder entitled to vote thereat at such address as appears on the books of the corporation, not less than ten days nor more than sixty days before the date of the meeting.

       Section 6. Business at Special Meetings. Business transacted at all special meetings of stockholders shall be confined to the purpose or purposes stated in the notice thereof.

       Section 7. Stockholder List. At least ten days before each meeting of stockholders, a complete list of the stockholders entitled to vote at such meeting or any adjournment thereof, arranged in alphabetical order, with the address of and the number of voting shares held by each, shall be prepared by the Secretary. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for such ten day period, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. Such list shall also be produced and kept open at the time and place of the meeting and shall be subject to the inspection of any stockholder during the meeting.

       Section 8. Quorum. The holders of a majority of the votes attributed to the shares of capital stock issued and outstanding and entitled to vote thereat, represented in person or by proxy, shall constitute a quorum at all meetings of the stockholders for the transaction of business except as otherwise provided by statute, the certificate of incorporation or these bylaws. The stockholders present may adjourn the meeting despite the absence of a quorum. When a meeting is adjourned for less than thirty days in any one adjournment and a new record date is not fixed for the adjourned meeting, it shall not be necessary to give any notice of the adjourned meeting if the time and place to which the meeting is adjourned are announced at the meeting at which the adjournment is taken, and at the adjourned meeting any business may be transacted that might have been transacted on the original date of the meeting. When a meeting is adjourned for thirty days or more, or when after the adjournment a new record date is fixed for the adjourned meeting, notice of the adjourned meeting shall be given as in the case of an original meeting.

       Section 9. Majority Vote. When a quorum is present at any meeting, the vote of the holders of a majority of the shares having voting power represented in person or by proxy shall decide any question brought before such meeting, unless the question is one upon which, by express provision of statute, the certificate of incorporation or these bylaws, a different vote is required, in which case such express provision shall govern and control the decision of such question.

       Section 10. Proxies. (a) Each stockholder entitled to vote at a meeting of stockholders or to express consent or dissent to corporate action in writing without a meeting may authorize another person or persons to act for him by proxy, but no such proxy shall be voted or acted upon after three years from its date, unless the proxy provides for a longer period.

              (b) Without limiting the manner in which a stockholder may authorize another person or persons to act for him as proxy pursuant to subsection (a) of this Section, the following shall constitute a valid means by which a stockholder may grant such authority:

                     (i) A stockholder may execute a writing authorizing another person or persons to act for him as proxy. Execution may be accomplished by the stockholder or his authorized officer, director, employee or agent signing such writing or causing his or her signature to be affixed to such writing by any reasonable means including, but not limited to, by facsimile signature.

                     (ii) A stockholder may authorize another person or persons to act for him as proxy by transmitting or authorizing the transmission of a telegram, cablegram, or other means of electronic transmission to the person who will be the holder of the proxy or to a proxy solicitation firm, proxy support service organization or like agent duly authorized by the person who will be the holder of the proxy to receive such transmission, provided that any such telegram, cablegram or other means of electronic transmission must either set forth or be submitted with information from which it can be determined that the telegram, cablegram or other electronic transmission was authorized by the stockholder. If it is determined that such telegrams, cablegrams or other electronic transmissions are valid, the inspectors or, if there are no inspectors, such other persons making that determination shall specify the information upon which they relied.

              (c) Any copy, facsimile telecommunication or other reliable reproduction of the writing or transmission created pursuant to subsection (b) of this Section may be substituted or used in lieu of the original writing or transmission for any and all purposes for which the original writing or transmission could be used, provided that such copy, facsimile telecommunication or other reproduction shall be a complete reproduction of the entire original writing or transmission.

              (d) Any copy, facsimile telecommunication or other reliable reproduction of the writing or transmission created pursuant to subsection (b) of this Section may be substituted or used in lieu of the original writing or transmission for any and all purposes for which the original writing or transmission could be used, provided that such copy, facsimile telecommunication or other reproduction shall be a complete reproduction of the entire original writing or transmission.

       Section 11. Voting. Unless otherwise provided by statute or the certificate of incorporation, each stockholder shall have one vote for each share of stock having voting power, registered in his name on the books of the corporation.

       Section 12. Consent of Stockholders in Lieu of Meeting. Any action required to be taken at any annual or special meeting of stockholders, or any action which may be taken at any annual or special meeting of stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted and such consent or consents are delivered to the corporation. Every written consent shall bear the date of signatures of each stockholder and no written consent shall be effective to take the corporate action referred to therein unless, within sixty days of the earliest dated consent, written consents signed by a sufficient number of holders to take action are delivered to the corporation. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing.

       Section 13. Inspectors. (a) The corporation shall, in advance of any meeting of stockholders, appoint one or more inspectors to act at the meeting and make a written report thereof. The corporation may designate one or more persons as alternate inspectors to replace any inspector who fails to act. If no inspector or alternate is able to act at a meeting of stockholders, the chairman of the meeting shall appoint one or more inspectors to act at the meeting. Each inspector, before entering upon the discharge of his duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of his ability.

              (b) The inspectors shall (i) ascertain the number of shares outstanding and the voting power of each, (ii) determine the shares represented at a meeting and the validity of proxies and ballots, (iii) count all votes and ballots, (iv) determine and retain for a reasonable period a record of the disposition of any challenges made to any determination by the inspectors, and
(v) certify their determination of the number of shares represented at the meeting, and their count of all votes and ballots. The inspectors may appoint or retain other persons or entities to assist the inspectors in the performance of the duties of the inspectors.

              (c) The date and time of the opening and the closing of the polls for each matter upon which the stockholders will vote at a meeting shall be announced at the meeting. No ballot, proxies or votes, nor any revocations thereof or changes thereto, shall be accepted by the inspectors after the closing of the polls unless the Delaware Court of Chancery, upon application by a stockholder, shall determine otherwise.

              (d) In determining the validity and counting of proxies and ballots, the inspectors shall be limited to an examination of the proxies, any envelopes submitted with those proxies, any information provided in accordance with Article II, Section 10(b)(ii), ballots and the regular books and records of the corporation, except that the inspectors may consider other reliable information for the limited purpose of reconciling proxies and ballots submitted by or on behalf of banks, brokers, their nominees or similar persons that represent more votes than the holder of a proxy is authorized by the record owner to cast, or more votes than the stockholder holds of record. If the inspectors consider other reliable information for the limited purpose permitted herein, the inspectors at the time they make their certification pursuant to subsection (b)(v) of this Section shall specify the precise information considered by them including the person or persons from whom they obtained the information, when the information was obtained, the means by which the information was obtained and the basis for the inspector's belief that such information is accurate and reliable.

       Section 14. Advance Notice of Shareholder Proposals. (a) In order to properly submit any business to an annual meeting of shareholders, a shareholder must give timely notice in writing to the Secretary of the corporation. To be considered timely, a shareholder's notice must be delivered either personally or by certified mail, postage prepaid, and received at the principal or registered office of the corporation (i) not less than 120 days nor more than 150 days before the first anniversary date of the corporation's proxy statement in connection with the last annual meeting of shareholders or
(ii) if no annual meeting has been called after the expiration of more than 30 days from the date for such meeting contemplated at the time of the previous year's proxy statement, not less than a reasonable time, as determined by the Board of Directors, prior to the date of the applicable annual meeting.

              (b) Nomination of persons for election to the board of directors may be made by the Board of Directors or any committee designated by the Board of Directors or by any shareholder entitled to vote for the election of directors at the applicable meeting of shareholders. However, nominations other than those made by the Board of Directors or its designated committee must comply with the procedures set forth in this Section 14, and no person shall be eligible for election as a director unless nominated in accordance with the terms of this Section 14. A shareholder may nominate a person or persons for election to the Board of Directors by giving written notice to the Secretary of the corporation in accordance with the procedures set forth above. In addition to the timeliness requirements set forth above for notice to the corporation by a shareholder of business to be submitted at an annual meeting of shareholders, with respect to any special meeting of shareholders called for the election of directors, written notice must be delivered in the manner specified above and not later than the close of business on the seventh day following the date on which notice of such meeting is first given to shareholders.

              (c) The Secretary of the corporation shall deliver any shareholder proposals and nominations received in a timely manner for review by the Board of Directors or a committee designated by the Board of Directors.

              (d) A shareholder's notice to submit business to an annual meeting of shareholders shall set forth (i) the name and address of the shareholder, (ii) the class and number of shares of stock beneficially owned by such shareholder, (iii) the name in which such shares are registered on the stock transfer books of the corporation, (iv) a representation that the shareholder intends to appear at the meeting in person or by proxy to submit the business specified in such notice, (v) any material interest of the shareholder in the business to be submitted, and (vi) a brief description of the business desired to be submitted to the annual meeting, including the complete text of any resolutions to be presented at the annual meeting, and the reasons for conducting such business at the annual meeting. In addition, the shareholder making such proposal shall promptly provide any other information reasonably requested by the corporation.

              (e) In addition to the information required above to be given by a shareholder who intends to submit business to a meeting of shareholders, if the business to be submitted is the nomination of a person or persons for election to the Board of Directors then such shareholder's notice must also set forth, as to each person whom the shareholder proposes to nominate for election as a director, (i) the name, age, business address and, if known, residence address of such person, (ii) the principal occupation or employment of such person, (iii) the class and number of shares of stock of the Corporation which are beneficially owned by such person, (iv) any other information relating to such person that is required to be disclosed in solicitations of proxies for election of directors or is otherwise required by the rules and regulations of the Securities and Exchange Commission promulgated under the Securities Exchange Act of 1934, as amended, (v) the written consent of such person to be named in the proxy statement as a nominee to serve as a director if elected, and (vi) a description of all arrangements or understandings between such shareholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by such shareholder.

              (f) Any person nominated for election as director by the Board of Directors or any committee designated by the Board of Directors shall, upon the request of the Board of Directors or such committee, furnish to the Secretary of the Corporation all such information pertaining to such person that is required to be set forth in a shareholder's notice of nomination.

              (g) Notwithstanding the foregoing provisions of this Section 14, a shareholder who seeks to have any proposal included in the corporation's proxy statement shall comply with the requirements of Regulation 14A under the Securities Exchange Act of 1934, as amended."

                                  ARTICLE III

                               BOARD OF DIRECTORS

       Section 1. Powers. The business and affairs of the corporation shall be managed by a Board of Directors. The Board may exercise all such powers of the corporation and do all such lawful acts and things as are not by statute, by the certificate of incorporation or these bylaws directed or required to be exercised or done by the stockholders.

       Section 2. Number of Directors. The number of directors which shall constitute the whole Board shall be fixed from time to time by resolution of the Board of Directors, provided that such number shall not be less than three
(3) nor more than nine (9).

       Section 3.  Election and Term.  Except as provided in Section 4 of this
Article III, directors shall be elected at the annual meeting of the stockholders, and each director shall be elected to serve until the next annual meeting and until his successor shall have been elected and shall qualify, or until his death, resignation or removal from office. Directors need not be stockholders of the corporation.

       Section 4. Vacancies and Newly Created Directorships. If the office of any director or directors becomes vacant by reason of death, resignation, retirement, disqualification, removal from office, or otherwise, or the number of directors constituting the whole Board shall be increased, a majority of the remaining or existing directors, though less than a quorum, may choose a successor or successors, or the director or directors to fill the new directorship or directorships, who shall hold office for the unexpired term in respect to which such vacancy occurred or, in the case of a new directorship or directorships, until the next annual meeting of the stockholders.

       Section 5. Removal. The stockholders may remove a director either for or without cause at any meeting of stockholders, provided notice of the intention to act upon such matter shall have been given in the notice calling such meeting.

                                   ARTICLE IV

                             MEETINGS OF THE BOARD

       Section 1. First Meeting. The first meeting of each newly elected Board of Directors shall be held at the location of and immediately following the annual meeting of stockholders, and no notice of such meeting shall be necessary to the newly elected directors in order legally to constitute the meeting, provided a quorum shall be present; or the Board may meet at such place and time as shall be fixed by the consent in writing of all the directors. All meetings of the Board of Directors may be held at such place, either within or without the State of Delaware, as from time to time shall be determined by the Board of Directors.

       Section 2. Regular Meetings. Regular meetings of the Board may be held at such time and place and on such notice, if any, as shall be determined from time to time by the Board.

       Section 3. Special Meetings. Special meetings of the Board may be called by the President or the Chairman of the Board on twenty-four hours' notice to each director, delivered either personally or by mail or by telegram or telecopier. Special meetings shall be called by the President or the Secretary in like manner and on like notice on the written request of one director.

       Section 4. Quorum and Voting. At all meetings of the Board, a majority of the directors at the time in office shall be necessary and sufficient to constitute a quorum for the transaction of business; and the act of a majority of the directors present at any meeting at which there is a quorum shall be the act of the Board of Directors, except as may be otherwise specifically provided by statute, the certificate of incorporation or these bylaws. If a quorum shall not be present at any meeting of directors, the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present.

       Section 5. Telephone Meetings. Directors may attend any meeting of the Board or any committee thereof by conference telephone, radio, television or similar means of communication by means of which all persons participating in the meeting can hear each other, and all members so attending shall be deemed present at the meeting for all purposes including the determination of whether a quorum is present.

       Section 6. Action by Written Consent. Any action required or permitted to be taken by the Board or any committee thereof, under the applicable provisions of any statute, the certificate of incorporation, or these bylaws, may be taken without a meeting if a consent in writing, setting forth the action so taken, is signed by all the members of the Board or committee, as the case may be.

                                   ARTICLE V

                                   COMMITTEES

       Section 1. Executive Committee. The Board of Directors, by resolution adopted by a majority of the whole Board, may designate one or more directors to constitute an Executive Committee, which Committee, to the extent provided in such resolution, shall have and may exercise all of the authority of the Board of Directors in the business and affairs of the corporation except where action by the Board of Directors is expressly required by statute. The Executive Committee shall keep regular minutes of its proceedings and report the same to the Board when required.

       Section 2. Other Committees. The Board of Directors may similarly create other committees for such terms and with such powers and duties as the Board deems appropriate.

       Section 3. Committee Rules; Quorum. Each committee may adopt rules governing the method of calling and time and place of holding its meetings. Unless otherwise provided by the Board of Directors, a majority of any committee shall constitute a quorum for the transaction of business, and the act of a majority of the members of such committee present at a meeting at which a quorum is present shall be the act of such committee.

                                   ARTICLE VI

                           COMPENSATION OF DIRECTORS

       The Board of Directors shall have authority to determine, from time to time, the amount of compensation, if any, which shall be paid to its members for their services as directors and as members of committees. The Board shall also have power in its discretion to provide for and to pay to directors rendering services to the corporation not ordinarily rendered by directors as such, special compensation appropriate to the value of such services as determined by the Board from time to time. Nothing herein contained shall be construed to preclude any director from serving the corporation in any other capacity and receiving compensation therefor.

                                  ARTICLE VII

                                    NOTICES

       Section 1. Methods of Notice. Whenever any notice is required to be given to any stockholder, director or committee member under the provisions of any statute, the certificate of incorporation or these bylaws, such notice shall be delivered personally or shall be given in writing by mail addressed to such stockholder, director or committee member at such address as appears on the books of the corporation, and such notice shall be deemed to be given at the time when the same shall be deposited in the United States mail with postage thereon prepaid. Notice to directors and committee members may also be given by telegram, which notice shall be deemed to be given at the time it is delivered to the telegraph office, or by telecopy, which notice shall be deemed to be given at the time it is transmitted or in person, which notice shall be deemed to be given when received.

       Section 2. Waiver of Notice. Whenever any notice is required to be given to any stockholder, director or committee member under the provisions of any statute, the certificate of incorporation or these bylaws, a waiver thereof in writing signed by the person or persons entitled to said notice, whether before or after the time stated therein, shall be deemed equivalent to the giving of such notice. Attendance at any meeting shall constitute a waiver of notice thereof except as otherwise provided by statute.

                                  ARTICLE VIII

                                    OFFICERS

       Section 1. Executive Officers. The executive officers of the corporation shall consist of at least a President and a Secretary, each of whom shall be elected by the Board of Directors. The Board of Directors may also elect as officers of the corporation a Chairman of the Board, one or more Vice Presidents, one or more of whom may be designated Executive or Senior Vice Presidents and may also have such descriptive titles as the Board shall deem appropriate, and a Treasurer. Any two or more offices may be held by the same person.

       Section 2. Election and Qualification. The Board of Directors at its first meeting after each annual meeting of stockholders shall elect the officers of the corporation.

       Section 3. Other Officers and Agents. The Board may elect or appoint Assistant Vice Presidents, Assistant Secretaries and Assistant Treasurers, and such other officers and agents as it shall deem necessary, who shall hold their offices for such terms and shall exercise such powers and perform such duties as shall be determined from time to time by the Board of Directors.

       Section 4. Salaries. The salaries of all officers of the corporation shall be fixed by the Board of Directors except as otherwise directed by the Board.

       Section 5. Term, Removal and Vacancies. The officers of the corporation shall hold office until their successors are chosen and qualify. Any officer or agent of the corporation may be removed at any time by the affirmative vote of a majority of the Board of Directors, or by the President. Any vacancy occurring in any office of the corporation may be filled by the Board of Directors or otherwise as provided in this Article.

       Section 6. Execution of Instruments. The Chairman of the Board and the President (and such other officers as are authorized thereunto by resolution of the Board of Directors) may execute in the name of the corporation bonds, notes, debentures and other evidences of indebtedness, stock certificates, deeds, mortgages, deeds of trust, indentures, contracts, leases, agreements and other instruments, requiring a seal under the seal of the corporation, and may execute such documents where not requiring a seal, except where such documents are required by law to be otherwise signed and executed, and except where the signing and execution thereof shall be exclusively delegated to some other officer or agent of the corporation.

       Section 7. Duties of Officers. The duties and powers of the officers of the corporation shall be as provided in these bylaws, or as provided for pursuant to these bylaws, or (except to the extent inconsistent with these bylaws or with any provision made pursuant hereto) shall be those customarily exercised by corporate officers holding such offices.

       Section 8. Chairman of the Board. The Chairman of the Board shall preside when present at all meetings of the Board of Directors. He shall advise and counsel the other officers of the corporation and shall exercise such powers and perform such duties as shall be assigned to or required of him from time to time by the Board of Directors. The Chairman of the Board may, if so designated by the Board of Directors, be the Chief Executive Officer of the corporation; in such event he shall have all of the powers granted by the bylaws to the President and from time to time may delegate all, or any, of his powers and duties to the President.

       Section 9. President. The President shall preside at all meetings of the stockholders and shall be ex-officio a member of all standing committees, have general powers of oversight, supervision and management of the business and affairs of the corporation, and see that all orders and resolutions of the Board of Directors are carried into effect.

       In the event another executive officer has been designated Chief Executive Officer of the corporation by the Board of Directors, then (i) such other executive officer shall have all of the powers granted by the bylaws to the President; and (ii) the President shall, subject to the powers of supervision and control thereby conferred upon the Chief Executive Officer, be the chief operating officer of the corporation and shall have all necessary powers to discharge such responsibility including general supervision of the affairs of the corporation and general and active control of all of its business.

       The President shall perform all the duties and have all the powers of the Chairman of the Board in the absence of the Chairman of the Board.

       Section 10. Vice Presidents. The Vice Presidents in the order determined by the Board of Directors shall, in the absence or disability of the President, perform the duties and exercise the powers of the President, and shall perform such other duties as the Board of Directors, the Chairman of the Board and the President may prescribe.

       Section 11. Secretary. The Secretary shall attend all meetings of the Board of Directors and all meetings of the stockholders and record all votes and the minutes of all proceedings in a book to be kept for that purpose and shall perform like duties for the committees of the Board of Directors when required. Except as may be otherwise provided in these bylaws, he shall give, or cause to be given, notice of all meetings of the stockholders and special meetings of the Board of Directors, and shall perform such other duties as may be prescribed by the Board of Directors and the President. He shall keep in safe custody the seal of the corporation, if any, and shall have authority to affix the same to any instrument requiring it, and when so affixed it may be attested by his signature. The Board of Directors may give general authority to any other officer to affix the seal of the corporation and to attest the affixing by his signature. In the absence of the Treasurer and all Assistant Treasurers, the Secretary shall perform all the duties and have all the powers of the Treasurer.

       Section 12. Assistant Secretaries. The Assistant Secretaries in the order determined by the Board of Directors shall, in the absence or disability of the Secretary, perform the duties and exercise the powers of the Secretary and shall perform such other duties as the Board of Directors, the Chairman of the Board and President may prescribe. Assistant secretaries may be appointed by the president without prior approval of the board of directors.

       Section 13. Treasurer. The Treasurer shall have the custody of the corporate funds and securities and shall keep full and accurate accounts of receipts and disbursements in books belonging to the corporation and shall deposit all monies and other valuable effects in the name and to the credit of the corporation in such depositories as may be designated by the Board of Directors. He shall disburse the funds of the corporation as may be ordered by the Board, taking proper vouchers for such disbursements, and shall render to the Board of Directors, the Chairman of the Board and the President, whenever they may require it, an account of all of his transactions as Treasurer and of the financial condition of the corporation.

       Section 14. Assistant Treasurers. The Assistant Treasurers in the order determined by the Board of Directors shall, in the absence or disability of the Treasurer, perform the duties and exercise the powers of the Treasurer and shall perform such other duties as the Board of Directors, the Chairman of the Board and the President may prescribe.

                                   ARTICLE IX

                            SHARES AND STOCKHOLDERS

       Section 1. Certificates Representing Shares. Every holder of stock in the corporation shall be entitled to have a certificate, signed by, or in the name of the corporation by, the Chairman or Vice Chairman of the Board of Directors, or the President or a Vice President and the Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary of the corporation, certifying the number of shares owned by him in the corporation. The signature of any such officer may be facsimile. In case any officer who has signed or whose facsimile signature has been placed upon such certificate shall have ceased to be such officer before such certificate is issued, it may be issued by the corporation with the same effect as if he were such officer at the date of its issuance. If the corporation shall be authorized to issue more than one class of stock or more than one series of any class, the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights shall be set forth in full or summarized on the face or back of the certificate which the corporation shall issue to represent such class or series of stock, provided that, except as otherwise provided in Section 202 of the General Corporation Law of the State of Delaware, in lieu of the foregoing requirements, there may be set forth on the face or back of the certificate which the corporation shall issue to represent such class or series of stock a statement that the corporation will furnish without charge to each stockholder who so requests the designations, preferences and relative, participating, optional or other special rights of each class or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

       Section 2. Transfer of Shares. Subject to valid transfer restrictions and to stop-transfer orders directed in good faith by the corporation to any transfer agent to prevent possible violations of federal or state securities laws, rules or regulations, or for any other lawful purpose, upon surrender to the corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, it shall be the duty of the corporation to issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books.

       Section 3.  Fixing Record Date.

       (a) In order that the corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall not be more than sixty nor less than ten days before the date of such meeting. If no record date is fixed by the Board of Directors, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the date on which notice is given, or, if notice is waived, at the close of business on the date next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

       (b) In order that the corporation may determine the stockholders entitled to consent to corporate action in writing without a meeting, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which date shall not be more than ten days after the date upon which the resolution fixing the record date is adopted by the Board of Directors. If no record date has been fixed by the Board of Directors, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting, when no prior action by the Board of Directors is required by this Section, shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the corporation by delivery to its registered office in the State of Delaware, its principal place of business, or an officer or agent of the corporation having custody of the book in which proceedings of meetings of stockholders are recorded. Delivery made to the corporation's registered office shall be by hand or by certified or registered mail, return receipt requested. If no record date has been fixed by the Board of Directors and prior action by the Board of Directors is required by statute, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting shall be at the close of business on the day on which the Board of Directors adopts the resolution taking such prior action.

       (c) In order that the corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to receive any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than sixty days prior to such action. If no record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

       Section 4. Registered Stockholders. The corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of any share or shares to receive dividends, and to vote as such owner, and for all other purposes as such owner; and the corporation shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of the State of Delaware.

       Section 5. Lost Certificates. The Board of Directors may direct a new certificate or certificates to be issued in place of any certificate or certificates theretofore issued by the corporation alleged to have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen or destroyed. When authorizing such issue of a new certificate or certificates, the Board of Directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed certificate or certificates, or his legal representative, to advertise the same in such manner as it shall require and/or give the corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the corporation with respect to the certificate alleged to have been lost, stolen or destroyed.

                                   ARTICLE X

                                INDEMNIFICATION

       (a) The corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that he is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.
The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

       (b) The corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation and except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.

       (c) To the extent that a director, officer, employee or agent of the corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in subsections (a) and (b), or in defense of any claim, issue or matter therein, he shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith.

       (d) Any indemnification under subsections (a) and (b) (unless ordered by a court) shall be made by the corporation only as authorized in the specific case upon a determination that indemnification of the director, officer, employee or agent is proper in the circumstances because he has met the applicable standard of conduct set forth in subsections (a) and (b). Such determination shall be made (1) by the Board of Directors by a majority vote of a quorum consisting of directors who were not parties to such action, suit, or proceeding, or (2) if such a quorum is not obtainable, or, even if obtainable a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, or (3) by the stockholders.

       (e) Expenses (including attorneys' fees) incurred by an officer or director in defending any civil, criminal, administrative or investigative action, suit or proceeding shall be paid by the corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of the director or officer to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the corporation as authorized in this Article X. Such expenses incurred by other employees or agents may be so paid upon such terms and conditions, if any, as the Board of Directors deems appropriate.

       (f) The indemnification and advancement of expenses provided by, or granted pursuant to, the other subsections of this Article X shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under the Certificate of Incorporation, any agreement or vote of stockholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office.

       (g) The corporation shall have the power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the corporation would have the power to indemnify him against such liability under the provisions of this Article X.

       (h) For purposes of this Article X, references to "the corporation" shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, and employees or agents, so that any person who is or was a director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under the provisions of this
Article X with respect to the resulting or surviving corporation as he would have with respect to such constituent corporation if its separate existence had continued.

       (i) For purposes of this Article X, references to "other enterprises" shall include employee benefit plans; references to "fines" shall include any excise taxes assessed on a person with respect to any employee benefit plan; and references to "serving at the request of the corporation" shall include any service as a director, officer, employee or agent of the corporation which imposes duties on, or involves services by, such director, officer, employee, or agent with respect to an employee benefit plan, its participants or beneficiaries; and a person who acted in good faith and in a manner he reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interests of the corporation" as referred to in this
Article X.

       (j) The indemnification and advancement of expenses provided by, or granted pursuant to, this Article X shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

                                   ARTICLE XI

                                    GENERAL

       Section 1. Dividends. Dividends upon the capital stock of the corporation, subject to the provisions of the certificate of incorporation, if any, or of the resolutions, if any, providing for any series of stock, may be declared by the Board of Directors at any meeting thereof, or by the Executive Committee at any meeting thereof. Dividends may be paid in cash, in property or in shares of the capital stock of the corporation, subject to the provisions of the certificate of incorporation or of the resolutions, if any, providing for any series of stock.

       Section 2. Reserves. Before payment of any dividend, there may be set aside out of any funds of the corporation available for dividends such sum or sums as the directors from time to time, in their absolute discretion, deem proper as a reserve fund to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the corporation, or for such other purpose or purposes as the directors shall think conducive to the interests of the corporation, and the directors may modify or abolish any such reserve in the manner in which it was created.

       Section 3. Shares of Other Corporations. The Chairman of the Board, the President and any Vice President is authorized to vote, represent and exercise on behalf of the corporation all rights incident to any and all shares of any other corporation or other entity standing in the name of the corporation. The authority herein granted to said officer may be exercised either by said officer in person or by any person authorized so to do by proxy or power of attorney duly executed by said officer. Notwithstanding the above, however, the Board of Directors, in its discretion, may designate by resolution any additional person to vote or represent said shares of other corporations and other entities.

       Section 4. Checks. All checks, drafts, bills of exchange or demands for money of the corporation shall be signed by such officer or officers or such other person or persons as the Board of Directors may from time to time designate.

       Section 5. Corporate Records. The corporation shall keep at its registered office or principal place of business, or at the office of its transfer agent or registrar, a record of its stockholders giving the names and addresses of all stockholders and the number and class and series, if any, of shares held by each. All other books and records of the corporation may be kept at such place or places within or without the State of Delaware as the Board of Directors may from time to time determine.

       Section 6. Fiscal Year. The fiscal year of the corporation shall be fixed by the Board of Directors; if not so fixed, it shall be the calendar year.

                                  ARTICLE XII

                                   AMENDMENTS

       These bylaws may be altered, amended or repealed or new bylaws may be adopted at any annual meeting of the stockholders or at any special meeting of the stockholders at which a quorum is present or represented, by the affirmative vote of the holders of a majority of the shares entitled to vote at such meeting and present or represented thereat, or by the affirmative vote of a majority of the whole Board of Directors at any regular meeting of the Board or at any special meeting of the Board, provided notice of the proposed alteration, amendment or repeal or the adoption of new bylaws is set forth in the notice of such meeting.

                                                                       EXHIBIT E

                                  SUBCHAPTER D
                     PENNSYLVANIA BUSINESS CORPORATION LAW
                               DISSENTERS RIGHTS

SECTION 1571.  APPLICATION AND EFFECT OF SUBCHAPTER.

       (a) GENERAL RULE. -- Except as otherwise provided in subsection (b), any shareholder of a business corporation shall have the right to dissent from, and to obtain payment of the fair value of his shares in the event of, any corporate action, or to otherwise obtain fair value for his shares, where this part expressly provides that a shareholder shall have the rights and remedies provided in this subchapter. See:

                     Section 1906(c) (relating to dissenters rights upon
                            special treatment).
                     Section 1930 (relating to dissenters rights).
                     Section 1931(d) (relating to dissenters rights in share
                            exchanges).
                     Section 1932(c) (relating to dissenters rights in asset
                            transfers).
                     Section 1952(d) (relating to dissenters rights in
                            division).
                     Section 1962(c) (relating to dissenters rights in
                            conversion).
                     Section 2104(b) (relating to procedure).
                     Section 2324 (relating to corporation option where a
                            restriction or transfer of a security is held invalid).
                     Section 2325(b) (relating to minimum vote requirement).
                     Section 2704(c) (relating to dissenters rights upon
                            election).
                     Section 2705(d) (relating to dissenters rights upon
                            renewal of election).
                     Section 2907(a) (relating to proceedings to terminate
                            breach of qualifying conditions).
                     Section 7104(b)(3) (relating to procedure).

       (b)    EXCEPTIONS. --

              (1) Except as otherwise provided in paragraph (2), the holders of the shares of any class or series of shares that, at the record date fixed to determine the shareholders entitled to notice of and to vote at the meeting at which a plan specified in any of section 1930, 1931(d), 1932(c) or 1952(d) is to be voted on, are either:

                     (i)    listed on a national securities exchange; or

                     (ii)   held of record by more than 2,000 shareholders;
                            shall not have the    right to obtain payment of
                            the fair value of any such shares under this subchapter.

              (2) Paragraph (1) shall not apply to and dissenters rights shall be available without regard to the exception provided in that paragraph in the case of:

                     (i) Shares converted by a plan if the shares are not converted solely into shares of the acquiring, surviving, new or other corporation or solely into such shares and money in lieu of fractional shares.

                     (ii) Shares of any preferred or special class unless the articles, the plan or the terms of the transaction entitle all shareholders of the class to vote thereon and require for the adoption of the plan or the effectuation of the transaction of affirmative vote of a majority of the votes cast by all shareholders of the class.

                     (iii) Shares entitled to dissenters rights under section 1906(c) (relating to dissenters rights upon special treatment).

              (3) The shareholders of a corporation that acquires by purchase, lease, exchange or other disposition all or substantially all of the shares, property or assets of another corporation by the issuance of shares, obligations or otherwise, with or without assuming the liabilities of the other corporation and with or without the intervention of another corporation or other person, shall not be entitled to the rights and remedies of dissenting shareholders provided in this subchapter regardless of the fact, if it be the case, that the acquisition was accomplished by the issuance of voting shares of the corporation to be outstanding immediately after the acquisition sufficient to elect a majority or more of the directors of the corporation.

       (c) GRANT OF OPTIONAL DISSENTERS RIGHTS. -- The bylaws or a resolution of the board of directors may direct that all or a part of the shareholders shall have dissenters rights in connection with any corporate action or other transaction that would otherwise not entitle such shareholders to dissenters rights.

       (d) NOTICE OF DISSENTERS RIGHTS. -- Unless otherwise provided by statute, if a proposed corporate action that would give rise to dissenters rights under this subpart is submitted to a vote at a meeting of shareholders, there shall be included in or enclosed with the notice of meeting:

              (1) a statement of the proposed action and a statement that the shareholders have a right to dissent and obtain payment of the fair value of their shares by complying with the terms of the subchapter; and

              (2)    a copy of this subchapter.

       (e) OTHER STATUTES. -- The procedures of this subchapter shall also be applicable to any transaction described in any statute other than this part that makes reference to this subchapter for the purpose of granting dissenters rights.

       (f) CERTAIN PROVISIONS OF ARTICLES INEFFECTIVE. -- This subchapter may not be relaxed by any provision of the articles.

       (g) CROSS REFERENCES. -- See sections 1105 (relating to restriction on equitable relief), 1904 (relating to de facto transaction doctrine abolished) and 2512 (relating to dissenters rights procedure).





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
SECTION 1572.  DEFINITIONS.

The following words and phrases when used in this subchapter shall have the meanings given to them in this section unless the context clearly indicates otherwise:

       "CORPORATION." The issuer of the shares held or owned by the dissenter before the corporate action or the successor by merger, consolidation, division, conversion or otherwise of that issuer. A plan of division may designate which of the resulting corporations is the successor corporation for the purposes of this subchapter. The successor corporation in a division shall have sole responsibility for payments to dissenters and other liabilities under this subchapter except as otherwise provided in the plan of division.

       "DISSENTER." A shareholder or beneficial owner who is entitled to and does assert dissenters rights under this subchapter and who has performed every act required up to the time involved for the assertion of those rights.

       "FAIR VALUE." The fair value of shares immediately before the effectuation of the corporate action to which the dissenter objects, taking into account all relevant factors, but excluding any appreciation or depreciation in anticipation of the corporate action.

       "INTEREST". Interest from the effective date of the corporate action until the date of payment at such rate as is fair and equitable under all the circumstances, taking into account all relevant factors, including the average rate currently paid by the corporation on its principal bank loans.

SECTION 1573.  RECORD AND BENEFICIAL HOLDERS AND OWNERS.

       (a) RECORD HOLDERS OF SHARES. -- A record holder of shares of a business corporation may assert dissenters rights as to fewer than all of the shares registered in his name only if he dissents with respect to all the shares of the same class or series beneficially owned by any one person and discloses the name and address of the person or persons on whose behalf he dissents. In that event, his rights shall be determined as if the shares as to which he has dissented and his other shares were registered in the names of different shareholders.

       (b) BENEFICIAL OWNERS OF SHARES. -- A beneficial owner of shares of a business corporation who is not the record holder may assert dissenters rights with respect to shares held on his behalf and shall be treated as a dissenting shareholder under the terms of this subchapter if he submits to the corporation not later than the time of the assertion of dissenters rights a written consent of the record holder. A beneficial owner may not dissent with respect to some but less than all shares of the same class or series owned by the owner, whether or not the shares so owned by him are registered in his name.

SECTION 1574.  NOTICE OF INTENTION TO DISSENT.

If the proposed corporate action is submitted to a vote at a meeting of shareholders of a business corporation, any person who wishes to dissent and obtain payment of the fair value of his shares must file with the corporation, prior to the vote, a written notice of intention to demand that he be paid the fair value for his shares if the proposed action is effectuated, must effect no change in the beneficial ownership of his shares from the date of such filing continuously through the effective date of the proposed action and must refrain from voting his shares in approval of such action. A dissenter who fails in any respect shall not acquire any right to payment of the fair value of his shares under this subchapter. Neither a proxy nor a vote against the proposed corporate action shall constitute the written notice required by this section.

SECTION 1575.  NOTICE TO DEMAND PAYMENT.

       (a) GENERAL RULE. -- If the proposed corporate action is approved by the required vote at a meeting of shareholders of a business corporation, the corporation shall mail a further notice to all dissenters who gave due notice of intention to demand payment of the fair value of their shares and who refrained from voting in favor of the proposed action. If the proposed corporate action is to be taken without a vote of shareholders, the corporation shall send to all shareholders who are entitled to dissent and demand payment of the fair value of their shares a notice of the adoption of the plan or other corporate action. In either case, the notice shall:

              (1) State where and when a demand for payment must be sent and certificates for certificated shares must be deposited in order to obtain payment.

              (2) Inform holders of uncertificated shares to what extent transfer of shares will be restricted from the time that demand for payment is received.

              (3) Supply a form for demanding payment that includes a request for certification of the date on which the shareholder, or the person on whose behalf the shareholder dissents, acquired beneficial ownership of the shares.

              (4)    Be accompanied by a copy of this subchapter.

       (b) TIME FOR RECEIPT OF DEMAND FOR PAYMENT. -- The time set for receipt of the demand and deposit of certificated shares shall be not less than 30 days from the mailing of the notice.

SECTION 1576.  FAILURE TO COMPLY WITH NOTICE TO DEMAND PAYMENT, ETC.

       (a) EFFECT OF FAILURE OF SHAREHOLDER TO ACT. -- A shareholder who fails to timely demand payment, or fails (in the case of certificated shares) to timely deposit certificates, as required by a notice pursuant to section 1575 (relating to notice to demand payment) shall not have any right under this subchapter to receive payment of the fair value of his shares.

       (b) RESTRICTION ON UNCERTIFICATED SHARES. -- If the shares are not represented by certificates, the business corporation may restrict their transfer from the time of receipt of demand for payment until effectuation of the proposed corporate action or the release of restrictions under the terms of section 1577(a) (relating to failure to effectuate corporate action).

       (c) RIGHTS RETAINED BY SHAREHOLDER. -- The dissenter shall retain all other rights of a shareholder until those rights are modified by effectuation of the proposed corporate action.

SECTION 1577.  RELEASE OF RESTRICTIONS OR PAYMENT FOR SHARES.

       (a) FAILURE TO EFFECTUATE CORPORATE ACTION. -- Within 60 days after the date set for demanding payment and depositing certificates, if the business corporation has not effectuated the proposed corporate action, it shall return any certificates that have been deposited and release uncertificated shares from any transfer restrictions imposed by reason of the demand for payment.

       (b) RENEWAL OF NOTICE TO DEMAND PAYMENT. -- When uncertificated shares have been released from transfer restrictions and deposited certificates have been returned, the corporation may at any later time send a new notice conforming to the requirements of section 1575 (relating to notice to demand payment), with like effect.

       (c) PAYMENT OF FAIR VALUE OF SHARES. -- Promptly after effectuation of the proposed corporate action, or upon timely receipt of demand for payment if the corporate action has already been effectuated, the corporation shall either remit to dissenters who have made demand and (if their shares are certificated) have deposited their certificates the amount that the corporation estimates to be the fair value of the shares, or give written notice that no remittance under this section will be made. The remittance or notice shall be accompanied by:

              (1) The closing balance sheet and statement of income of the issuer of the shares held or owned by the dissenter for a fiscal year ending not more than 16 months before the date of remittance or notice together with the latest available interim financial statements.

              (2) A statement of the corporation's estimate of the fair value of the shares.

              (3) A notice of the right of the dissenter to demand payment or supplemental payment, as the case may be, accompanied by a copy of this subchapter.

       (d) FAILURE TO MAKE PAYMENT. -- If the corporation does not remit the amount of its estimate of the fair value of the shares as provided by subsection (c), it shall return any certificates that have been deposited and release uncertificated shares from any transfer restrictions imposed by reason of the demand for payment. The corporation may make a notation on any such certificate or on the records of the corporation relating to any such uncertificated shares that such demand has been made. If shares with respect to which notation has been so made shall be transferred, each new certificate issued therefor or the records relating to any transferred uncertificated shares shall bear a similar notation, together with the name of the original dissenting holder or owner of such shares. A transferee of such shares shall not acquire by such transfer any rights in the corporation other than those that the original dissenter had after making demand for payment of their fair value.

SECTION 1578.  ESTIMATE BY DISSENTER OF FAIR VALUE OF SHARES.

       (a) GENERAL RULE. -- If the business corporation gives notice of its estimate of the fair value of the shares, without remitting such amount, or remits payment of its estimate of the fair value of a dissenter's shares as permitted by section 1577(c) (relating to payment of fair value of shares) and the dissenter believes that the amount stated or remitted is less than the fair value of his shares, he may send to the corporation his own estimate of the fair value of the shares, which shall be deemed a demand for payment of the amount or the deficiency.


       (b) EFFECT OF FAILURE TO FILE ESTIMATE. -- Where the dissenter does not file his own estimate under subsection (a) within 30 days after the mailing by the corporation of its remittance or notice, the dissenter shall be entitled to no more than the amount stated in the notice or remitted to him by the corporation.


SECTION 1579. VALUATION PROCEEDINGS GENERALLY.

       (a)    GENERAL RULE. -- Within 60 days after the latest of:

              (1)    effectuation of the proposed corporate action;

              (2) timely receipt of any demands for payment under section 1575 (relating to notice to demand payment); or

              (3) timely receipt of any estimates pursuant to section 1578 (relating to estimate by dissenter of fair value of shares); if any demands for payment remain unsettled, the business corporation may file in court an application for relief requesting that the fair value of the shares be determined by the court.

       (b) MANDATORY JOINDER OF DISSENTERS. -- All dissenters, wherever residing, whose demands have not been settled shall be made parties to the proceeding as in an action against their shares.
              A copy of the application shall be served on each such dissenter. If a dissenter is a nonresident, the copy may be served on him in the manner provided or prescribed by or pursuant to 42 Pa.C.S. Ch. 53 (relating to bases of jurisdiction and interstate and international procedure).

       (c) JURISDICTION OF THE COURT. -- The jurisdiction of the court shall be plenary and exclusive. The court may appoint an appraiser to receive evidence and recommend a decision on the issue of fair value. The appraiser shall have such power and authority as may be specified in the order of appointment or in any amendment thereof.

       (d) MEASURE OF RECOVER. -- Each dissenter who is made a party shall be entitled to recover the amount by which the fair value of his shares is found to exceed the amount, if any, previously remitted, plus interest.

       (e) EFFECT OF CORPORATION'S FAILURE TO FILE APPLICATION. -- If the corporation fails to file an application as provided in subsection (a), any dissenter who made a demand and who has not already settled his claim against the corporation may do so in the name of the corporation at any time within 30 days after the expiration of the 60-day period. If a dissenter does not file an application within the 30-day period, each dissenter entitled to file an application shall be paid the corporation's estimate of the fair value of the shares and no more, and may bring an action to recover any amount not previously remitted.

SECTION 1580.  COSTS AND EXPENSES OF VALUATION PROCEEDINGS.

       (a)    GENERAL RULE. -- The costs and expenses of any proceeding under section 1579 (relating to valuation proceedings generally), including the reasonable compensation and expenses of the appraiser appointed by the court, shall be determined by the court and assessed against the business corporation except that any part of the costs and expenses may be apportioned and assessed as the court deems appropriate against all or some of the dissenters who are parties and whose action in demanding supplemental payment under section 1578 (relating to estimate by dissenter of fair value of shares) the court find to be dilatory, obdurate, arbitrary, vexatious or in bad faith.

       (b) ASSESSMENT OF COUNSEL FEES AND EXPERT FEES WHERE LACK OF GOOD FAITH APPEARS. -- Fees and expenses of counsel and of experts for the respective parties may be assessed as the court deems appropriate against the corporation and in favor of any or all dissenters if the corporation failed to comply substantially with the requirements of this subchapter and may be assessed against either the corporation or a dissenter, in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted in bad faith or in a dilatory, obdurate, arbitrary or vexatious manner in respect to the rights provided by this subchapter.

       (c) AWARD OF FEES FOR BENEFITS TO OTHER DISSENTERS. -- If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated and should not be assessed against the corporation, it may award to those counsel reasonable fees to be paid out of the amounts awarded to the dissenters who were benefited.

                                                                       EXHIBIT F

             SHAREHOLDER'S NOTICE OF EXERCISE OF DISSENTERS RIGHTS

THIS FORM IS TO BE USED ONLY BY COLLEGIATE PACIFIC INC. SHAREHOLDERS WHO WANT TO EXERCISE THEIR DISSENTERS RIGHTS. SHAREHOLDERS WHO WANT TO SURRENDER THEIR CERTIFICATES FOR SHARES OF COLLEGIATE PACIFIC INC., A PENNSYLVANIA CORPORATION, FOR CERTIFICATES REPRESENTING AN EQUAL NUMBER OF SHARES OF COLLEGIATE PACIFIC INC., A DELAWARE CORPORATION, AS PROVIDED IN THE MERGER AGREEMENT DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT SHOULD NOT COMPLETE THIS FORM.

To:    Collegiate Pacific Inc.
       13950 Senlac
       Suite 200
       Farmers Branch, Texas  75235
       ATTN: Corporate Secretary

       The undersigned hereby demands payment, pursuant to Chapter 15, Subchapter D (Dissenters Rights) of the Pennsylvania Business Corporation Law of 1988, with respect to the number of shares of stock of Collegiate Pacific Inc. ( the "Shares") described below:

                          Total Number of Shares      Date of Acquisition of
      Certificate             Represented by          Shares Represented by
       Number(s)              Certificate(s)              Certificate(s)


     -------------        ----------------------      ----------------------


       The undersigned dissenting shareholder hereby certifies that the date(s) on which the undersigned dissenting shareholder, or the person on whose behalf the undersigned dissenting shareholder dissents, acquired beneficial ownership of the Shares described above, correspond(s) with the date(s) appearing under "Date of Acquisition of Shares Represented by Certificate(s)." The undersigned dissenting shareholder understands that in order to exercise dissenters rights, certificates representing the Shares must be deposited with Collegiate Pacific Inc. at the above address, on or before January 12, 1998.





                                          --------------------------------------
                                          Signature of Dissenting Shareholder

Dated:                             Name:
        --------------------            ---------------------------------------
                                   Address:
                                           ------------------------------------

                                           ------------------------------------

                                                                       EXHIBIT G

                                                           [FRONT OF PROXY CARD]


                            COLLEGIATE PACIFIC INC.
       BOARD OF DIRECTORS PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS AT
                     10:00 A.M., FRIDAY, DECEMBER 11, 1998



        The undersigned stockholder of Collegiate Pacific Inc. (the "Company") hereby appoints Michael J. Blumenfeld and Jeff Davidowitz, or any of them, as proxies, each with full powers of substitution, to vote the shares of the undersigned at the above-stated Annual Meeting and at any adjournment(s) thereof:



        (1)   ELECTION OF DIRECTORS:

              [ ]    FOR the nominee listed below                      [ ]  WITHHOLD AUTHORITY
                     (except as provided to the contrary below)             to vote for the nominee listed below

                                                      Michael J. Blumenfeld
                                                        Arthur J. Coerver
                                                         Jeff Davidowitz
                                                         Robert W. Philip
                                                        Harvey Rothenberg
                                                     William H. Watkins, Jr.

              (INSTRUCTION: To withhold authority to vote for any individual nominee(s), write that nominee's name on the space provided below):

              ----------------------------------------------------------------------------------------------------------------------

        (2)   Approval of the 1998 Collegiate Pacific Inc. Stock Option Plan:

                    FOR     [ ]AGAINST     [ ]ABSTAIN     [ ]

        (3)   Approval of the merger agreement and  reincorporating the Company under the laws of Delaware:

                    FOR     [ ]AGAINST     [ ]ABSTAIN     [ ]

        (4)   On any other business that may properly come before the meeting; hereby revoking any proxy or proxies heretofore given by the undersigned.

                                                (Please sign on the reverse side)





------------------------------------------------------------------------------------------------------------------------------------


                                                                                                                [BACK OF PROXY CARD]
                                                                                                                --------------------
                                                  (Continued from reverse side)

        THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE ON
THE REVERSE SIDE.  IF A CHOICE IS NOT INDICATED WITH RESPECT TO ITEMS (1), (2) AND (3),  THIS PROXY WILL BE VOTED "FOR" SUCH ITEMS.
THE PROXIES WILL USE THEIR DISCRETION WITH RESPECT TO ANY MATTER REFERRED TO IN ITEM (4).  THIS PROXY IS REVOCABLE AT ANY TIME
BEFORE IT IS EXERCISED.

Receipt herewith of the Company's Annual Report and Notice of Meeting and Proxy
Statement, dated November 20, 1998, is hereby acknowledged.


                                                          Dated:                                                            , 1998.
                                                                ------------------------------------------------------------

                                                                ------------------------------------------------------------------

                                                                ------------------------------------------------------------------
                                                                                  (Signature of Stockholder(s))

                                                                (Joint owners must EACH sign.  Please sign EXACTLY as your name(s) appear(s) on this card.  When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please give your FULL title.)

                                                                           PLEASE SIGN, DATE AND MAIL TODAY.






                                      G-1